UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22022

Advent Claymore Convertible Securities and Income Fund II
(Exact name of registrant as specified in charter)

1271 Avenue of the Americas, 45th Floor, New York, NY 10020
(Address of principal executive offices) (Zip code)

Robert White, Treasurer
      1271 Avenue of the Americas, 45th Floor, New York, NY 10020
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 482-1600

Date of fiscal year end:  October 31

Date of reporting period:  November 1, 2013 - April 30, 2014

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/AGC
. . .YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE ADVENT
CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com/agc, you will find:

• Daily, weekly and monthly data on share prices, net asset values, distributions and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

April 30, 2014

Tracy V. Maitland
President and Chief Executive Officer

DEAR SHAREHOLDER

We thank you for your investment in the Advent Claymore Convertible Securities and Income Fund II (the “Fund”). This report covers the Fund’s performance for the six months ended April 30, 2014.

Advent Capital Management, LLC (“Advent” or the “Investment Manager”) serves as the Fund’s Investment Manager. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds and closed-end funds. As of April 30, 2014, Advent managed approximately $8.3 billion in assets.

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) serves as the Investment Adviser to the Fund. The Investment Adviser is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 50% of its managed assets in convertible securities. The Fund may invest up to 40% of its managed assets in non-convertible income securities. The Fund may invest without limitation in foreign securities.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2014, the Fund generated a total return based on market price of 7.05% and a total return of 3.80% based on NAV. As of April 30, 2014, the Fund’s market price of $7.37 represented a discount of 10.23% to NAV of $8.21. The Fund uses financial leverage to finance the purchase of additional securities, a strategy which contributed to performance for the period.

Past performance is not a guarantee of future results. The Fund’s NAV performance data reflects fees and expenses of the Fund. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

In each month from November 2013 through April 2014, the Fund paid a monthly distribution of $0.047 per share. The most recent monthly distribution represents an annualized distribution rate of 7.65% based upon the last closing market price of $7.37 as of April 30, 2014. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 42 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides additional information regarding the factors that influenced the Fund’s performance.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 3

DEAR SHAREHOLDER (Unaudited) continued	April 30, 2014

We thank you for your investment in the Fund and we are honored that you have chosen the Advent Claymore Convertible Securities and Income Fund II as part of your investment portfolio. For the most up-to-date information regarding your investment, included related investment risks, please visit the Fund’s website at guggenheiminvestments.com/agc.

Sincerely,

Tracy V. Maitland
President and Chief Executive Officer of the Advent Claymore Convertible Securities and Income Fund II

May 31, 2014

4 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	April 30, 2014

Advent Claymore Convertible Securities and Income Fund II (the “Fund”) is managed by a team of seasoned professionals at Advent Capital Management, LLC (“Advent” or the “Investment Manager”), led by Tracy V. Maitland, Advent’s Founder, President and Chief Investment Officer. In the following interview, the management team discusses the convertible-securities and high-yield markets and the performance of the Fund during the six-month period ended April 30, 2014.

Please describe the Fund’s objective and management strategies.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, including U.S. and non-U.S. issuers, with at least 50% of its managed assets in convertible securities and up to 40% of its managed assets in non-convertible income-producing securities. The Fund may invest without limitation in foreign securities.

The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio. The objective of this strategy is to generate current gains from option premiums to enhance distributions payable to the holders of common shares. In addition, the Fund may invest in other derivatives, such as forward exchange currency contracts, futures contracts and swaps.

The Fund uses financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.

The Fund has available to it several ways of implementing leverage, including borrowing and reverse repurchase agreements or the issuance of commercial paper or other forms of debt. The amount of financial leverage the Fund employs as a percentage of total Fund assets was approximately 39% as of April 30, 2014.

Please describe the economic and market environment over the six months ended April 30, 2014.

Securities markets around the globe continued to perform well in the six months ended April 30, 2014, as the optimal situation of recovering economic growth combined with continuously low interest rates to produce gains in most classes of bonds and equities in the period. The U.S. continued to lead the world economy with strong growth in 2013’s final quarter, and a weather-related dip in the 2014 first quarter was expected to give way to resumption of robust economic production. After a nearly year-long decline, risk-free bond prices even started rising again in 2014, helped by the economic dip and expectations that Federal Reserve monetary policy will not revert to any tightening until well into 2015. Corporate bond returns remained impressive given lower Treasury yields, tightening corporate credit spreads, and a robust issuance environment led by investors seeking yield again with the falling risk-free rates.

Risks remain abundant although their realization has not had a negative impact on markets in the aggregate over the past several years. Removal of central bank-generated liquidity in the U.S. is an ongoing issue, but has not had a negative impact on U.S. equity prices. In fact, tapering seems to have affected emerging market money flows more, although this segment is under 15% of the global convertible bond universe, much of it in Asian nations with strong nominal economic growth. Of note is the recent decline in small-cap U.S. stocks, which can be a harbinger of broader market underperformance, but actual economic data, particularly in the U.S., generally suggest little risk and, if anything, acceleration in figures such as employment and fixed investment. Corporate profit growth in particular seems to be on a steady pace of high-single-digit percent year-over-year growth, which has been accommodative of a rising multiple trend on Price/Earnings (“P/E”) figures as it occurs. There remains economic downside potential in Europe, where reported figures have remained sluggish and unemployment high, but promised monetary expansion by the European Central Bank (“ECB”) in the event of more substantial weakness would seem to provide market participants with some protection.

How did the Fund perform in this environment?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2014, the Fund generated a total return based on market price of 7.05% and a total return of 3.80% based on NAV. As of April 30, 2014, the Fund’s market price of $7.37 represented a discount of 10.23% to NAV of $8.21. As of October 31, 2013, the Fund’s market price of $7.15 represented a discount of 12.59% to NAV of $8.18.

Past performance is not a guarantee of future results. The Fund’s NAV performance data reflects fees and expenses of the Fund. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV. The Investment Manager believes that, over the long-term, the progress of the NAV will be reflected in the market price return to shareholders, who continue to hold over that period.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 5

QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2014

How has the Fund’s leverage strategy affected performance?

The Fund utilizes leverage as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Leverage in the Fund was a contributor to performance for the period. The Fund’s leverage outstanding as of April 30, 2014, including borrowings and leverage through reverse repurchase agreements, was $170 million, approximately 39% of the Fund’s total managed assets. There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. Leverage adds value only when the return on securities purchased exceeds the cost of leverage.

What was the impact of the Fund’s covered call strategy?

Generating premiums through the sale of call options against equity and selected convertible holdings remains a core strategy of the Fund. As was the case in the prior period, however, volatility and thus the level of premiums generated remained low in the marketplace, and the Investment Manager found it prudent to limit the premiums garnered from the buy-writes by selling options with higher strike prices. This had the effect of allowing greater appreciation of the underlying equities and raising the effective delta (a ratio comparing the change in price of an underlying asset to the change in the price of the option) of the equity subportfolio. Until more serious economic fears take hold, we expect volatility to remain near cycle lows of below 15 for the CBOE Volatility Index (VIX).

How did other market measures perform in this environment?

For the six-month period ended April 30, 2014, the S&P 500 Index returned 8.36%, and the Morgan Stanley Capital International World Index returned 6.32%. The Barclays U.S. Aggregate Bond Index returned 1.74% for the period. The return of the Bank of America Merrill Lynch High Yield Master II Index was 4.76%.

The returns of the Bank of America Merrill Lynch All U.S. Convertibles Index and the Bank of America Merrill Lynch Global 300 Convertible Index were 8.22% and 5.17%, respectively. The CBOE S&P 500 2% OTM Buy Write Index (BXY) returned 8.90%. It is important to remember that the Fund’s mandate differs materially from each of these indices and that the Fund maintains leverage and incurs transaction costs, advisory fees and other expenses, while these indices do not.

Please discuss the Fund’s distributions.

In each month from November 2013 through April 2014, the Fund paid a monthly distribution of $0.047 per share. The current monthly distribution represents an annualized distribution rate of 7.65% based upon the last closing market price of $7.37 as of April 30, 2014. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

How was the Fund’s portfolio allocated among asset classes during the six months ended April 30, 2014, and how did this influence performance?

The Fund is diversified globally among convertible securities, high-yield bonds and equities.

As of October 31, 2013, 69.7% of the Fund’s total investments were in convertible securities. High-yield bonds represented 20.0% and equity positions 5.7% of total investments. The rest, 4.6%, was in cash and other investments.

As of April 30, 2014, 63.2% of the Fund’s total investments were in convertible securities. High-yield bonds represented 26.5% and equity positions 8.1% of total investments. The rest, 2.2%, was in cash and other investments.

The Fund lowered its sizable weighting in convertibles in favor of high-yield non-convertible, as the convertible market richened noticeably in the period, helped by limited supply particularly in the investment-grade segment. We felt the method of realizing compressing corporate credit spreads, an expectation we had due to the strong economy and still very strong issuance market in high-yield, was to invest more in high-yield bonds. Lower coupons in convertible debt also led us into more equities of the same issuers for higher dividend yields and better relative value.

International investments were about 26% of the Fund's assets at April 2014, compared with about 23% in October 2013. The Fund has generally had a higher-than-historical allocation to foreign securities, seeing more opportunities in global markets with more upside in economic growth and P/E ratios than in the U.S.

Which investment decisions had the greatest effect on the Fund’s performance?

Among top-performing investments were the convertible bonds of Micron Technology, Inc. (1.0% of long -term investments at period end) were a large contributor to return. The company continued a run that has lasted over several quarters, as profits continue to ramp with the integration of the cut-rate acquisition Elpida Memory in Japan, and with recovering PC demand helping consumption of Micron’s core DRAM memory chips.

Convertible bonds of InterMune, Inc. (0.6% of long-term investments at period end) also contributed to return.

The stock spiked in February after test data for its pulmonary fibrosis drug pirfenidone showed good results and may become the first drug approved to treat the disease. The selection of Intermune reflects the Fund’s competitive advantage in research resources in the biotechnology and ethical drugs industry.

6 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2014

Convertible bonds of SunEdison, Inc. (0.1% of long-term investments at period end) also contributed to return. The solar-energy developer has benefited from declining costs related to solar and wind energy, making those sources more competitive.

Holdings that detracted from the Fund’s performance included convertible bonds of Exelixis, Inc. (0.5% of long-term investments at period end), which fell after the company’s prostate cancer drug cabozantinib had its trial extended and thus far has failed to extend its market from the current use for thyroid cancer. We believe the drug will eventually be approved for prostrate treatment. We also believe the security’s status as a below-par bond with an attractive coupon will put a floor on price trading near-term, with intermediate-term stock upside.

Another detractor from performance was Yandex NV (0.7% of long-term investments at period end), a Russian internet services provider which declined as part of the geopolitical fears related to Ukraine. However, the company also had margin challenges on traffic acquisition costs to offset strong revenues. The Fund holds a convertible bond below par with significant stock volatility and so feels the upside/downside is favorable.

A third large detractor was convertible bonds of Hornbeck Offshore Series, Inc. (0.6% of long-term investments at period end), which owns offshore support vessels used mainly by deepwater oil drillers. The company, which focuses mostly on the Gulf of Mexico, has been hurt by falling demand for its floating rigs.

How is the Fund positioned for a world of rising interest rates?

Convertible bonds remain by far the largest security type the Fund invests in, and the Investment Manager believes the asset class performs well in an environment of rising rates because the duration of convertible bonds tends to be lower than that of the Treasury, municipal, or investment grade corporate bond classes, and because the equity component of the bonds performs well, particularly where the rising rates are being caused by a healthy and growing economy. Within the convertible and high-yield share classes, the Fund has been recently positioned to have duration below that of market indices to limit the risk of loss with higher interest rates.

Do you anticipate any changes or updates to the implementation of the Fund’s strategy?

The Fund will continue to pursue its investment objective to provide total return through a combination of capital appreciation and current income by investing at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, including U.S. and non-U.S. issuers, with at least 50% of its managed assets in convertible securities and up to 40% of its managed assets in non-convertible income producing securities. However, in order to seek to enhance shareholder value, Advent intends to implement certain changes to the investment process by which the Fund’s investment strategy is implemented. Advent’s institutional strategies, which invest in the same asset classes as the Fund have provided superior performance relative to applicable benchmarks. Accordingly, Advent intends to reallocate the Fund’s portfolio over time to establish a core portfolio that will be managed, subject to the Fund’s investment policies and restrictions, in a manner similar to that of Advent’s Global Balanced Convertible Strategy. Advent’s Global Balanced Convertible Strategy mimics Advent’s Balanced Convertible Strategy, but with a global focus. The Global Balanced Convertible Strategy seeks a high total return by investing in a portfolio of global convertible securities that provide equity-like returns while seeking to limit downside risk. This core portfolio of convertible securities will be supplemented by a portfolio of high yield securities selected in a manner similar to that of Advent’s High Yield Strategy. Advent’s High Yield Strategy seeks income and total return by investing primarily in high yielding corporate credit using fundamental and relative value analysis to identify undervalued securities. Advent will use a separate portion of the Fund’s portfolio to increase or decrease relative overall exposure to convertible securities, high yield securities and equities. This portion of the Fund’s portfolio will incorporate leverage and operate as an asset allocation tool reflecting Advent’s conservative management philosophy and its views on the relative value of these three asset classes under changing market conditions.

The Fund may invest without limitation in foreign securities. As of April 30, 2014, approximately 25.8% of the Fund’s portfolio was invested in foreign securities. The changes to the Fund’s investment process discussed above are expected to increase the portion of the Fund’s portfolio allocated to investment in foreign securities. Investing in foreign issuers or securities denominated in non-U.S. currencies may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations, confiscatory taxation, political or social instability, illiquidity, price volatility, market manipulation, expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one country or geographic region, in which case the Fund may be more exposed to regional economic risks, and to the extent that the Fund invests in securities of issuers in emerging markets, which are subject to heightened risks relative to foreign investing generally and are considered speculative. See

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 7

QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2014

guggenheiminvestments.com/AGC for additional discussion of the risks associated with investments in foreign securities and securities of emerging market issues as well as the Fund’s other risks and considerations.

Do you have any other comments about the markets and the Fund?

After banner equity returns in 2013 and the slow start to U.S. and European economic growth in 2014, few market participants expect robust double-digit returns in either bonds or stocks for the near future, and the Fund is positioned accordingly, with a greater emphasis on less-risky, dividend-paying equities and high-yield bonds where corporate spreads seem to be among the few opportunities for return enhancement over the near-term. Both of these asset classes would seem to benefit from falling risk-free rates which is a more visible near-term theme as of this writing.

European and Asian rates are also falling as the market digests both sluggish continental Europe and emerging market economic growth and the likelihood of central bank action at the ECB and Bank of Japan to do more formal quantitative easing. Both of these are broadly positive for many asset classes, especially the core convertible bond area, and it is up to the Investment Manager to evaluate the best opportunities for the Fund through its research and security trading expertise

Index Definitions

Indices are unmanaged, do not use leverage, and do not experience fees, expenses or transaction costs, and it is not possible to invest directly in an index.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Bank of America Merrill Lynch All U.S. Convertibles Index is comprised of approximately 500 issues of convertible bonds and preferred stock of all qualities.

Bank of America Merrill Lynch Global 300 Convertible Index measures the performance of convertible securities of issuers throughout the world.

The Barclays U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities and collateralized mortgage-backed securities sectors.

Bank of America Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

The CBOE S&P 500 2% OTM BuyWrite Index (BXY) uses the same methodology as the widely accepted CBOE S&P 500 BuyWrite Index (BXM), but the BXY Index is calculated using out-of-the-money S&P 500 Index (SPX) call options, rather than at-the-money SPX call options. The BXY strategy diversifies the buy-write opportunities currently provided by the BXM. The BXY Index yields lower monthly premiums in return for a greater participation in the upside moves of the S&P 500.

VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. It is a weighted blend of prices for a range of options on the S&P 500 index.

AGC Risks and Other Considerations

The views expressed in this report reflect those of the Portfolio Managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

Please see guggenheiminvestments.com/agc for a more detailed discussion about Fund risks and considerations.

8 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

FUND SUMMARY (Unaudited)	April 30, 2014

Fund Statistics
Share Price		$7.37
Net Asset Value		$8.21
Premium/Discount to NAV		-10.23%
Net Assets ($000)		$264,779

Total Returns
(Inception 5/29/07)	Market	NAV
Six Month	7.05%	3.80%
One Year	8.96%	11.91%
Three Year - average annual	0.12%	2.24%
Five Year - average annual	15.02%	13.55%
Since Inception -average annual	-4.31%	-2.97%

		% of Long-Term
Top Ten Industries		Investments
Oil & Gas		8.0%
Telecommunications		7.3%
Software		7.0%
Internet		6.9%
Pharmaceuticals		5.6%
Biotechnology		4.5%
Real Estate Investment Trusts		4.3%
Semiconductors		3.9%
Media		3.7%
Banks		3.6%

		% of Long-Term
Top Ten Issuers		Investments
Chesapeake Energy Corp.		2.3%
Glencore Finance Europe SA		2.1%
Clearwire Communications, LLC / Clearwire Finance, Inc.		2.0%
Yahoo!, Inc.		1.7%
Prospect Capital Corp.		1.6%
Ciena Corp.		1.5%
Citrix Systems, Inc.		1.5%
Equinix, Inc.		1.5%
Magyar Nemzeti Vagyonkezelo Zrt, Series RICH		1.5%
Nuance Communications, Inc.		1.4%

Past performance does not guarantee future results and does not reflect the deductions of taxes that a shareholder would pay on fund distributions. NAV performance data reflects fees and expenses of the Fund. All portfolio data is subject to change daily. For more current information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 9

FUND SUMMARY (Unaudited) continued	April 30, 2014

% of Long-Term
Country Breakdown	Investments
United States	74.5%
Cayman Islands	5.8%
Luxembourg	3.5%
France	2.8%
Netherlands	2.1%
Japan	1.7%
Hungary	1.4%
Austria	1.0%
Switzerland	0.9%
Canada	0.8%
South Korea	0.6%
United Kingdom	0.6%
Marshall Islands	0.6%
Jersey	0.5%
Australia	0.5%
Spain	0.5%
Hong Kong	0.5%
Italy	0.3%
Germany	0.3%
Bermuda	0.3%
British Virgin Islands	0.2%
Belgium	0.2%
Finland	0.1%
Panama	0.1%
United Arab Emirates	0.1%
Sweden	0.1%
Liberia	0.0%*
Subject to change daily.
* Less than 0.1%

10 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited)	April 30, 2014

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Long-Term Investments – 160.7%
	Convertible Bonds – 99.4%
	Airlines – 0.1%
142,000	United Airlines, Inc.(a)	B	4.500%	01/15/2015	N/A	$ 310,625
	Apparel – 0.2%
EUR 200,000	Adidas AG, Series ADS (Germany)	NR	0.250%	06/14/2019	N/A	334,574
198,000	Iconix Brand Group, Inc.(a)	NR	1.500%	03/15/2018	N/A	287,595
						622,169
	Auto Manufacturers – 1.0%
1,813,000	Navistar International Corp.(a) (b)	CCC–	4.500%	10/15/2018	N/A	1,833,396
EUR 500,000	Volkswagen International Finance NV (Netherlands)(a) (b)	BBB	5.500%	11/09/2015	N/A	816,955
						2,650,351
	Auto Parts & Equipment – 1.3%
EUR 2,993,000	Faurecia, Series EO (France)	B3	3.250%	01/01/2018	N/A	1,438,262
1,373,000	Meritor, Inc.(a)	B–	7.875%	03/01/2026	12/01/20 @ 100	2,096,399
						3,534,661
	Banks – 0.7%
EUR 500,000	CaixaBank SA, Series REPS (Spain)	NR	4.500%	11/22/2016	N/A	731,214
EUR 400,000	CAJA de Ahorros y Pensiones de Barcelona, Series CABK (Spain)(a)	NR	1.000%	11/25/2017	N/A	634,207
EUR 200,000	Espirito Santo Financial Group SA (Luxembourg)	B2	3.125%	12/02/2018	N/A	335,060
						1,700,481
	Biotechnology – 10.1%
3,672,000	BioMarin Pharmaceutical, Inc.(a)	NR	1.500%	10/15/2020	N/A	3,800,520
3,693,000	Cubist Pharmaceuticals, Inc.(a) (b)	NR	1.125%	09/01/2018	N/A	4,216,944
371,000	Cubist Pharmaceuticals, Inc.(a) (b)	NR	1.875%	09/01/2020	N/A	429,664
2,494,000	Exelixis, Inc.(a)	NR	4.250%	08/15/2019	N/A	2,260,187
791,000	Gilead Sciences, Inc., Series D(a)	A–	1.625%	05/01/2016	N/A	2,730,931
2,470,000	Illumina, Inc.(a) (b)	NR	0.250%	03/15/2016	N/A	4,200,556
1,107,000	Incyte Corp. Ltd.(a) (b)	NR	0.375%	11/15/2018	N/A	1,352,616
308,000	Incyte Corp. Ltd.(a) (b)	NR	1.250%	11/15/2020	N/A	377,108
892,000	InterMune, Inc.(a)	NR	2.500%	12/15/2017	N/A	2,261,778
136,000	InterMune, Inc.	NR	2.500%	09/15/2018	N/A	171,360
315,000	Medicines Co.	NR	1.375%	06/01/2017	N/A	373,275
1,969,000	Medivation, Inc.(a)	NR	2.625%	04/01/2017	N/A	2,709,836
1,641,000	Theravance, Inc.(a)	NR	2.125%	01/15/2023	N/A	1,930,226
						26,815,001
	Chemicals – 0.0%***
2,840,000	ShengdaTech, Inc.(a) (b) (c) (d) (e)	NR	6.500%	12/15/2015	N/A	41,180
	Computers – 0.8%
EUR 3,734	Cap Gemini SA, Series CAP (France)(f)	BBB	0.000%	01/01/2019	N/A	392,833
EUR 45,853	Econocom Group, Series EBAB (Belgium)	NR	1.500%	01/15/2019	N/A	739,374
EUR 443,500	Ingenico, Series ING (France)	NR	2.750%	01/01/2017	N/A	389,228
414,000	SanDisk Corp.(a) (b)	BB	0.500%	10/15/2020	N/A	471,443
						1,992,878
	Diversified Financial Services – 3.8%
500,000	Air Lease Corp.(a)	NR	3.875%	12/01/2018	N/A	726,562
EUR 500,000	Azimut Holding SpA (Italy)	NR	2.125%	11/25/2020	N/A	793,314

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 11

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2014

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Diversified Financial Services (continued)
400,000	Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	NR	0.500%	10/23/2017	N/A	$ 454,500
EUR 4,300,000	Magyar Nemzeti Vagyonkezelo Zrt, Series RICH (Hungary)	Ba1	3.375%	04/02/2019	N/A	6,188,425
506,000	Portfolio Recovery Associates, Inc.(a) (b)	NR	3.000%	08/01/2020	N/A	596,448
1,476,000	Walter Investment Management Corp.(a)	NR	4.500%	11/01/2019	N/A	1,376,370
						10,135,619
	Electric – 1.1%
EUR 900,000	CEZ MH BV, Series MOL (Netherlands)(f)	A–	0.000%	08/04/2017	N/A	1,293,785
CNY 5,900,000	China Power International Development Ltd. (Hong Kong)	NR	2.250%	05/17/2016	N/A	1,326,235
1,000,000	China Power International Development Ltd. (Hong Kong)	NR	2.750%	09/18/2017	N/A	195,869
						2,815,889
	Electrical Components & Equipment – 0.7%
JPY 160,000,000	Nidec Corp. (Japan)(f)	NR	0.000%	09/18/2015	N/A	1,875,673
	Electronics – 1.6%
1,236,000	Fluidigm Corp.(a)	NR	2.750%	02/01/2034	02/06/21 @ 100	1,314,023
312,000	Vishay Intertechnology, Inc.(a) (b)	BB+	2.250%	11/15/2040	N/A	353,145
JPY 40,000,000	Yaskawa Electric Corp. (Japan)(f)	NR	0.000%	03/16/2017	N/A	473,813
1,800,000	Zhen Ding Technology Holding Ltd., Series REGS (Cayman Islands)(a) (f)	NR	0.000%	06/07/2015	N/A	1,991,250
						4,132,231
	Gas – 1.2%
2,500,000	ENN Energy Holdings Ltd. (Cayman Islands)(f)	NR	0.000%	02/26/2018	N/A	3,124,375
	Hand & Machine Tools – 1.1%
EUR 600,000	KUKA AG, Series KU2 (Germany)	NR	2.000%	02/12/2018	N/A	1,026,351
JPY 170,000,000	OSG Corp. (Japan)(f)	NR	0.000%	04/04/2022	N/A	1,994,151
						3,020,502
	Health Care Products – 3.0%
2,844,000	HeartWare International, Inc.(a)	NR	3.500%	12/15/2017	N/A	3,300,817
425,000	Hologic, Inc., Series 2010(a) (g) (h)	B+	2.000%	12/15/2037	12/15/16 @ 100	479,453
1,495,000	Volcano Corp.(a)	NR	1.750%	12/01/2017	N/A	1,440,806
2,252,000	Wright Medical Group, Inc.(a)	NR	2.000%	08/15/2017	N/A	2,813,593
						8,034,669
	Health Care Services – 0.6%
266,000	Brookdale Senior Living, Inc.(a)	NR	2.750%	06/15/2018	N/A	349,125
458,000	Molina Healthcare, Inc.(a)	NR	1.125%	01/15/2020	N/A	519,544
553,000	WellPoint, Inc.(a)	A–	2.750%	10/15/2042	N/A	811,527
						1,680,196
	Holding Companies-Diversified – 1.1%
600,000	Giant Great Ltd. (British Virgin Islands)(a)	NR	3.000%	07/21/2016	N/A	911,400
EUR 200,000	Industrivarden AB, Series INDU (Sweden)	A–	2.500%	02/27/2015	N/A	377,557
EUR 375,000	Misarte, Series PP (France)	NR	3.250%	01/01/2016	N/A	935,055
EUR 400,000	OHL Investments SA, Series OHL (Spain)	NR	4.000%	04/25/2018	N/A	584,431
						2,808,443
	Home Builders – 2.6%
2,083,000	Lennar Corp.(a) (b)	BB–	3.250%	11/15/2021	11/20/16 @ 100	3,621,816
2,313,000	Ryland Group, Inc.(a)	BB–	1.625%	05/15/2018	N/A	3,197,723
						6,819,539

See notes to financial statements.

12 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2014

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Home Furnishings – 0.7%
EUR 1,200,000	Steinhoff Finance Holding GmbH, Series SHF (Austria)(a)	NR	4.000%	01/30/2021	N/A	$ 1,952,513
	Household Products & Housewares – 2.1%
HKD 18,000,000	Biostime International Holdings Ltd. (Cayman Islands)(f)	NR	0.000%	02/20/2019	N/A	2,282,107
820,000	Jarden Corp.(a) (b)	BB–	1.500%	06/15/2019	N/A	971,187
2,305,000	Jarden Corp.(b)	BB–	1.125%	03/15/2034	N/A	2,306,441
						5,559,735
	Insurance – 2.1%
1,982,000	Radian Group, Inc.(a)	B–	3.000%	11/15/2017	N/A	2,800,814
438,000	Radian Group, Inc.(a)	B–	2.250%	03/01/2019	N/A	635,647
CHF 1,585,000	Swiss Life Holding AG, Series SLHN (Switzerland)(f)	BBB	0.000%	12/02/2020	N/A	2,107,153
						5,543,614
	Internet – 9.8%
441,000	BroadSoft, Inc.(a)	NR	1.500%	07/01/2018	N/A	455,057
5,573,000	Ctrip.com International Ltd. (Cayman Islands)(a) (b) (m)	NR	1.250%	10/15/2018	N/A	5,485,922
3,318,000	Equinix, Inc.(a)	B+	3.000%	10/15/2014	N/A	5,460,184
2,655,000	HomeAway, Inc.(a) (b)	NR	0.125%	04/01/2019	N/A	2,560,416
888,000	priceline.com, Inc.(a)	BBB	1.000%	03/15/2018	N/A	1,245,975
947,000	priceline.com, Inc.(b)	BBB	0.350%	06/15/2020	N/A	1,128,114
810,000	SINA Corp. (Cayman Islands)(a) (b)	NR	1.000%	12/01/2018	N/A	737,606
1,504,000	Vipshop Holdings Ltd. (Cayman Islands)(a)	NR	1.500%	03/15/2019	N/A	1,517,160
4,363,000	Yahoo!, Inc.(a) (b) (f)	BB+	0.000%	12/01/2018	N/A	4,485,709
3,257,000	Yandex NV (Netherlands)(a) (b)	NR	1.125%	12/15/2018	N/A	2,847,839
						25,923,982
	Investment Companies – 2.8%
EUR 300,000	Aabar Investments PJSC, Series REGs (United Arab Emirates)	NR	4.000%	05/27/2016	N/A	516,836
6,874,000	Prospect Capital Corp.(a) (b)	BBB	4.750%	04/15/2020	N/A	6,891,185
						7,408,021
	Iron & Steel – 2.3%
8,889	ArcelorMittal, Series MTUS (Luxembourg)(a)	B+	6.000%	01/15/2016	N/A	216,114
5,759,000	United States Steel Corp.(a)	BB–	4.000%	05/15/2014	N/A	5,787,795
						6,003,909
	Leisure Time – 0.4%
823,000	Callaway Golf Co.	NR	3.750%	08/15/2019	08/15/15 @ 100	1,037,494
	Lodging – 1.2%
2,240,000	MGM Resorts International(a)	B+	4.250%	04/15/2015	N/A	3,201,800
	Machinery-Diversified – 2.4%
2,267,000	Chart Industries, Inc.(a)	BB–	2.000%	08/01/2018	N/A	2,799,745
JPY 39,000,000	Ebara Corp., Series 6 (Japan)(f)	NR	0.000%	03/19/2018	N/A	522,310
3,000,000	Haitian International Holdings Ltd. (Cayman Islands)	NR	2.000%	02/13/2019	N/A	2,952,900
						6,274,955
	Media – 2.7%
1,839,000	Liberty Interactive, LLC(a)	BB	0.750%	03/30/2043	04/05/23 @ 100	2,388,401
1,307,000	Liberty Interactive, LLC(a) (b)	BB	1.000%	09/30/2043	10/05/16 @ 100	1,373,984
3,611,000	Liberty Media Corp.(a) (b)	NR	1.375%	10/15/2023	N/A	3,493,643
						7,256,028

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 13

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2014

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Metal Fabricate & Hardware – 0.2%
600,000	MISUMI Group, Inc. (Japan)(f)	NR	0.000%	10/22/2018	N/A	$ 592,500
	Mining – 4.0%
8,000,000	Glencore Finance Europe SA (Luxembourg)	BBB	5.000%	12/31/2014	N/A	8,776,000
500,000	Goldcorp, Inc. (Canada)(a)	BBB+	2.000%	08/01/2014	N/A	502,812
1,201,000	Newmont Mining Corp., Series B(a)	BBB	1.625%	07/15/2017	N/A	1,289,574
						10,568,386
	Miscellaneous Manufacturing – 1.2%
JPY 55,000,000	Nikkiso Co. Ltd. (Japan)(f)	NR	0.000%	08/02/2018	N/A	566,960
1,750,000	Siemens Financieringsmaatschappij NV, Series REGS (Netherlands)	A+	1.050%	08/16/2017	N/A	1,999,314
500,000	Siemens Financieringsmaatschappij NV, Series WW (Netherlands)	A+	1.650%	08/16/2019	N/A	595,305
						3,161,579
	Oil & Gas – 2.4%
3,798,000	Chesapeake Energy Corp.(a)	BB–	2.250%	12/15/2038	12/15/18 @ 100	3,608,100
1,874,000	Cobalt International Energy, Inc.(a)	NR	2.625%	12/01/2019	N/A	1,762,731
480,000	Premier Oil Finance Jersey Ltd., Series PMO (Jersey)	NR	2.500%	07/27/2018	N/A	556,512
300,000	Seadrill Ltd. (Bermuda)	NR	3.375%	10/27/2017	N/A	411,900
						6,339,243
	Oil & Gas Services – 1.6%
2,261,000	Hornbeck Offshore Services, Inc.(a)	BB–	1.500%	09/01/2019	N/A	2,580,366
400,000	Subsea 7 SA (Luxembourg)	NR	3.500%	10/13/2014	N/A	511,680
EUR 748,500	Technip SA, Series TEC (France)	BBB+	0.500%	01/01/2016	N/A	988,057
						4,080,103
	Pharmaceuticals – 3.6%
2,251,000	Array BioPharma, Inc.(a)	NR	3.000%	06/01/2020	N/A	2,121,568
1,827,000	Auxilium Pharmaceuticals, Inc.(a)	NR	1.500%	07/15/2018	N/A	2,176,414
2,096,000	Herbalife Ltd. (Cayman Islands)(b) (m)	NR	2.000%	08/15/2019	N/A	1,864,140
750,000	Omnicare, Inc.(a)	BB	3.500%	02/15/2044	02/15/19 @ 93	763,125
1,485,000	Orexigen Therapeutics, Inc.(a) (b)	NR	2.750%	12/01/2020	N/A	1,523,981
586,000	Salix Pharmaceuticals Ltd.(a)	NR	1.500%	03/15/2019	N/A	1,042,348
						9,491,576
	Real Estate – 1.9%
EUR 300,000	Conwert Immobilien Invest SE (Austria)	NR	4.500%	09/06/2018	N/A	470,123
2,488,000	Forest City Enterprises, Inc.(a) (b)	BB–	3.625%	08/15/2020	08/15/18 @ 100	2,582,855
EUR 130,545	IMMOFINANZ AG (Austria)(a)	NR	4.250%	03/08/2018	N/A	861,340
GBP 400,000	St Modwen Properties Securities Jersey Ltd., Series SMP (Jersey)(a)	NR	2.875%	03/06/2019	N/A	684,319
GBP 200,000	Unite Jersey Issuer Ltd., Series UTG (Jersey)	NR	2.500%	10/10/2018	N/A	356,690
						4,955,327
	Real Estate Investment Trusts – 5.5%
4,933,000	American Realty Capital Properties, Inc.(a)	NR	3.000%	08/01/2018	N/A	5,111,821
5,685,000	Annaly Capital Management, Inc.(a)	NR	5.000%	05/15/2015	N/A	5,851,997
EUR 400,000	Beni Stabili SpA (Italy)(a)	NR	3.375%	01/17/2018	N/A	657,086
384,000	DDR Corp.(a)	BBB–	1.750%	11/15/2040	11/20/15 @ 100	454,560
GBP 200,000	Great Portland Estates Capital Jersey Ltd., Series GPOR (Jersey)	NR	1.000%	09/10/2018	N/A	361,688
222,000	Host Hotels & Resorts, LP(a) (b)	BBB	2.500%	10/15/2029	10/20/15 @ 100	366,716
432,000	NorthStar Realty Finance, LP(a) (b)	NR	5.375%	06/15/2033	06/15/23 @ 100	711,720

See notes to financial statements.

14 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2014

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Real Estate Investment Trusts (continued)
292,000	Pennymac Corp.(a) (b)	NR	5.375%	05/01/2020	N/A	$ 283,240
670,000	Starwood Property Trust, Inc.(a)	BB–	4.000%	01/15/2019	N/A	776,781
						14,575,609
	Retail – 0.3%
288,000	Group 1 Automotive, Inc.(a) (g)	BB	2.250%	06/15/2036	06/15/16 @ 100	368,280
EUR 253,916	Rallye SA, Series COFP (France)	NR	1.000%	10/02/2020	N/A	407,817
						776,097
	Semiconductors – 5.0%
HKD 6,000,000	ASM Pacific Technology Ltd. (Cayman Islands)(a)	NR	2.000%	03/28/2019	N/A	857,685
392,000	Microchip Technology, Inc.(a)	NR	2.125%	12/15/2037	N/A	725,935
3,511,000	Micron Technology, Inc., Series G(a)	BB–	3.000%	11/15/2043	11/20/18 @ 83	4,068,371
378,000	Novellus Systems, Inc.(a)	BBB	2.625%	05/15/2041	N/A	672,367
1,845,000	NVIDIA Corp.(a) (b)	BB+	1.000%	12/01/2018	N/A	2,087,156
314,000	ON Semiconductor Corp., Series B(a)	BB+	2.625%	12/15/2026	12/20/16 @ 100	383,865
1,400,000	Semiconductor Manufacturing International Corp., Series REGS (Cayman Islands)(f)	NR	0.000%	11/07/2018	N/A	1,469,125
2,000,000	SK Hynix, Inc. (South Korea)	NR	2.650%	05/14/2015	N/A	2,602,000
295,000	SunEdison, Inc.(a) (b)	NR	2.000%	10/01/2018	N/A	441,947
						13,308,451
	Software – 8.2%
1,687,000	Allscripts Healthcare Solutions, Inc.(a) (b)	NR	1.250%	07/01/2020	N/A	1,890,494
6,305,000	Citrix Systems, Inc.(b)	NR	0.500%	04/15/2019	N/A	6,305,000
2,761,000	Cornerstone OnDemand, Inc.(a) (b)	NR	1.500%	07/01/2018	N/A	2,869,714
HKD 15,000,000	Kingsoft Corp. Ltd. (Cayman Islands)(a)	NR	1.250%	04/11/2019	N/A	1,831,891
5,803,000	Nuance Communications, Inc.(a)	BB–	2.750%	08/15/2027	08/20/14 @ 100	6,085,896
542,000	Proofpoint, Inc.(b)	NR	1.250%	12/15/2018	N/A	545,388
319,000	Salesforce.com, Inc.(a)	NR	0.250%	04/01/2018	N/A	351,698
1,822,000	ServiceNow, Inc.(a) (b) (f)	NR	0.000%	11/01/2018	N/A	1,833,388
						21,713,469
	Telecommunications – 7.4%
EUR 676,324	Alcatel-Lucent, Series ALU (France)	CCC+	4.250%	07/01/2018	N/A	3,203,376
1,921,000	Ciena Corp.(a) (b)	NR	4.000%	03/15/2015	N/A	2,227,159
3,907,000	Ciena Corp.(a)	B	0.875%	06/15/2017	N/A	3,872,814
317,000	Ciena Corp.(a)	NR	4.000%	12/15/2020	N/A	422,403
7,210,000	Clearwire Communications, LLC / Clearwire Finance, Inc.(a) (b)	Ba1	8.250%	12/01/2040	12/01/17 @ 100	8,390,638
429,000	Finisar Corp.(a) (b)	NR	0.500%	12/15/2033	12/22/18 @ 100	492,009
433,000	Ixia(a)	NR	3.000%	12/15/2015	N/A	456,003
EUR 200,000	Nokia OYJ, Series REGS (Finland)	B+	5.000%	10/26/2017	N/A	610,664
						19,675,066
	Transportation – 0.6%
700,000	Golar LNG Ltd. (Bermuda)	NR	3.750%	03/07/2017	N/A	785,330
JPY 50,000,000	Kawasaki Kisen Kaisha Ltd. (Japan)(f)	NR	0.000%	09/26/2018	N/A	493,759
JPY 30,000,000	Yamato Holdings Co., Ltd. (Japan)(f)	NR	0.000%	03/07/2016	N/A	357,269
						1,636,358
	Total Convertible Bonds – 99.4%
	(Cost $261,692,282)					263,150,297

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2014

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Corporate Bonds – 42.7%
	Aerospace & Defense – 0.3%
750,000	Kratos Defense & Security Solutions, Inc.(a)	B	10.000%	06/01/2017	06/01/15 @ 103	$ 790,781
	Agriculture – 0.1%
375,000	Vector Group Ltd.(a) (b)	B+	7.750%	02/15/2021	02/15/16 @ 106	403,125
	Airlines – 0.0%***
100,000	Air Canada (Canada)(b)	B–	7.750%	04/15/2021	N/A	102,125
	Auto Manufacturers – 0.9%
750,000	Allied Specialty Vehicles, Inc.(a) (b)	B+	8.500%	11/01/2019	11/01/16 @ 104	808,125
1,500,000	Chrysler Group, LLC / CG Co.-Issuer, Inc.(a)	B	8.000%	06/15/2019	06/15/15 @ 104	1,650,000
						2,458,125
	Auto Parts & Equipment – 0.8%
675,000	Dana Holding Corp.(a)	BB+	6.750%	02/15/2021	02/15/16 @ 103	734,906
570,000	Goodyear Tire & Rubber Co.(a)	B+	8.250%	08/15/2020	08/15/15 @ 104	633,413
750,000	TRW Automotive, Inc.(a) (b)	BBB–	4.500%	03/01/2021	N/A	781,875
						2,150,194
	Banks – 3.5%
4,984,000	CIT Group, Inc.(a)	BB–	5.375%	05/15/2020	N/A	5,339,110
3,763,000	Synovus Financial Corp.(a)	B+	5.125%	06/15/2017	N/A	3,979,372
						9,318,482
	Biotechnology – 0.3%
750,000	Novasep Holding SAS (France)(b)	B–	8.000%	12/15/2016	N/A	739,688
	Building Materials – 0.3%
650,000	Boise Cascade Co.(a)	B+	6.375%	11/01/2020	11/01/15 @ 105	702,000
	Chemicals – 2.5%
3,094,000	Ashland, Inc.(a)	BB	4.750%	08/15/2022	05/15/22 @ 100	3,070,795
750,000	Celanese US Holdings, LLC(a)	BB+	4.625%	11/15/2022	N/A	757,500
750,000	Cornerstone Chemical Co., Series AI(a)	B–	9.375%	03/15/2018	03/15/15 @ 107	798,750
375,000	HIG BBC Intermediate Holdings, LLC / HIG BBC Holdings Corp.(a) (b) (j)	NR	10.500%	09/15/2018	03/15/16 @ 105	384,375
959,000	Rockwood Specialties Group, Inc.(a)	BB+	4.625%	10/15/2020	10/15/15 @ 103	987,770
675,000	Vertellus Specialties, Inc.(a) (b)	CCC+	9.375%	10/01/2015	10/01/14 @ 100	686,812
						6,686,002
	Coal – 0.4%
375,000	Alpha Natural Resources, Inc.(a)	B–	9.750%	04/15/2018	N/A	354,375
250,000	CONSOL Energy, Inc.(a) (b)	BB	5.875%	04/15/2022	04/15/17 @ 104	258,125
500,000	SunCoke Energy, Inc.(a)	B+	7.625%	08/01/2019	08/01/14 @ 106	536,250
						1,148,750
	Commercial Services – 1.4%
575,000	ADT Corp.(a) (b)	BB–	6.250%	10/15/2021	N/A	600,875
575,000	Cenveo Corp.(a)	CCC+	8.875%	02/01/2018	02/01/15 @ 102	597,281
2,264,000	Prospect Medical Holdings, Inc.(a) (b)	B–	8.375%	05/01/2019	05/01/15 @ 106	2,473,420
						3,671,576
	Computers – 0.1%
375,000	Seagate HDD Cayman (Cayman Islands)(a) (b)	BBB–	4.750%	06/01/2023	N/A	377,344

See notes to financial statements.

16 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2014

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Diversified Financial Services – 0.8%
800,000	Ally Financial, Inc.(a)	BB	7.500%	09/15/2020	N/A	$ 951,000
375,000	Jefferies Finance, LLC / JFIN Co.-Issuer Corp.(a) (b)	B	6.875%	04/15/2022	04/15/17 @ 105	376,875
850,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.(a)	B+	6.500%	06/01/2022	12/01/17 @ 103	807,500
						2,135,375
	Electric – 0.3%
750,000	Calpine Corp.(b)	BB–	7.875%	01/15/2023	01/15/17 @ 104	843,750
	Engineering & Construction – 0.2%
648,000	MasTec, Inc.(a)	BB–	4.875%	03/15/2023	03/15/18 @ 102	628,560
	Entertainment – 0.2%
250,000	Churchill Downs, Inc.(a) (b)	BB	5.375%	12/15/2021	12/15/16 @ 104	256,875
356,000	Six Flags Entertainment Corp.(a) (b)	BB–	5.250%	01/15/2021	01/15/16 @ 104	360,450
						617,325
	Environmental Control – 0.6%
750,000	Casella Waste Systems, Inc.(a)	CCC	7.750%	02/15/2019	02/15/15 @ 104	789,375
750,000	Clean Harbors, Inc.(a)	BB+	5.125%	06/01/2021	12/01/16 @ 103	762,188
						1,551,563
	Food – 0.8%
1,000,000	Land O'Lakes Capital Trust I(a) (b)	BB	7.450%	03/15/2028	N/A	987,500
976,000	Simmons Foods, Inc.(b)	CCC	10.500%	11/01/2017	11/01/14 @ 105	1,058,960
						2,046,460
	Forest Products & Paper – 0.8%
750,000	Appvion, Inc.(a) (b)	CCC+	9.000%	06/01/2020	12/01/16 @ 105	764,063
375,000	Catalyst Paper Corp. (Canada)(a) (i)	NR	11.000%	10/30/2017	N/A	338,906
800,000	Sappi Papier Holding GmbH (Austria)(a) (b)	BB	6.625%	04/15/2021	04/15/16 @ 103	836,000
200,000	Tembec Industries, Inc. (Canada)(a)	CCC+	11.250%	12/15/2018	12/15/14 @ 106	219,000
						2,157,969
	Health Care Products – 0.5%
1,125,000	Biomet, Inc.	B–	6.500%	08/01/2020	08/01/15 @ 105	1,236,094
	Health Care Services – 2.4%
750,000	Fresenius Medical Care US Finance, Inc.(a) (b)	BB+	5.750%	02/15/2021	N/A	802,500
1,425,000	HCA Holdings, Inc.(a)	B–	7.750%	05/15/2021	11/15/15 @ 104	1,569,281
1,125,000	Health Net, Inc.(a)	BB	6.375%	06/01/2017	N/A	1,229,063
375,000	HealthSouth Corp.(a)	BB–	8.125%	02/15/2020	02/15/15 @ 104	408,750
1,125,000	IASIS Healthcare, LLC / IASIS Capital Corp.(a)	CCC+	8.375%	05/15/2019	05/15/15 @ 104	1,198,125
1,000,000	Tenet Healthcare Corp.(a) (b)	B+	6.000%	10/01/2020	N/A	1,051,875
						6,259,594
	Household Products & Housewares – 0.5%
1,125,000	Reynolds Group Issuer, Inc.(a)	CCC+	9.000%	04/15/2019	10/15/14 @ 105	12,036,563
	Internet – 0.3%
750,000	Equinix, Inc.(a)	BB	5.375%	04/01/2023	04/01/18 @ 103	766,875
	Iron & Steel – 0.3%
200,000	Commercial Metals Co.(a)	BB+	4.875%	05/15/2023	02/15/23 @ 100	193,000
500,000	Steel Dynamics, Inc.(a)	BB+	6.375%	08/15/2022	08/15/17 @ 103	548,750
						741,750

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2014

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Leisure Time – 0.8%
750,000	Carlson Wagonlit BV (Netherlands)(a) (b)	B+	6.875%	06/15/2019	06/15/15 @ 105	$ 805,312
GBP 375,000	Travelex Financing PLC (United Kingdom)(b)	B	8.000%	08/01/2018	08/01/15 @ 104	694,944
500,000	Travelport, LLC	CCC–	11.875%	09/01/2016	09/01/14 @ 100	511,875
						2,012,131
	Lodging – 0.1%
425,000	Caesars Entertainment Operating Co., Inc.(a)	CCC–	8.500%	02/15/2020	02/15/16 @ 104	368,688
8	MTR Gaming Group, Inc.	B–	11.500%	08/01/2019	08/01/15 @ 106	9
						368,697
	Machinery-Construction & Mining – 0.2%
475,000	Permian Holdings, Inc.(a) (b)	B–	10.500%	01/15/2018	07/15/15 @ 108	482,125
	Machinery-Diversified – 0.3%
750,000	Waterjet Holdings, Inc.(a) (b)	B	7.625%	02/01/2020	02/01/17 @ 104	800,625
	Media – 3.2%
3,117,000	Clear Channel Communications, Inc.(a)	CCC+	9.000%	12/15/2019	07/15/15 @ 105	3,335,190
188,000	Clear Channel Communications, Inc.(a)	CCC+	11.250%	03/01/2021	03/01/16 @ 108	212,675
375,000	DISH DBS Corp.(a)	BB–	5.125%	05/01/2020	N/A	394,687
2,745,000	Numericable Group SA (France)(b)	B+	4.875%	05/15/2019	05/15/16 @ 104	2,775,881
550,000	Numericable Group SA (France)(b)	B+	6.000%	05/15/2022	05/15/17 @ 105	563,750
363,000	Radio One, Inc.(a) (b)	CCC	9.250%	02/15/2020	02/15/17 @ 105	387,956
750,000	Starz, LLC / Starz Finance Corp.(a)	BB	5.000%	09/15/2019	09/15/15 @ 103	780,938
						8,451,077
	Mining – 1.1%
125,000	Barminco Finance Pty Ltd. (Australia)(a) (b)	B–	9.000%	06/01/2018	N/A	115,937
416,000	First Quantum Minerals Ltd. (Canada)(a) (b)	B+	6.750%	02/15/2020	02/15/17 @ 103	422,240
416,000	First Quantum Minerals Ltd. (Canada)(a) (b)	B+	7.000%	02/15/2021	02/15/18 @ 104	423,800
1,125,000	FMG Resources August 2006 Pty Ltd. (Australia)(a) (b)	BB–	6.875%	04/01/2022	04/01/17 @ 103	1,207,969
750,000	St Barbara Ltd. (Australia)(a) (b)	B–	8.875%	04/15/2018	10/15/15 @ 107	626,250
						2,796,196
	Miscellaneous Manufacturing – 1.1%
575,000	Dispensing Dynamics International(a) (b)	B–	12.500%	01/01/2018	01/01/16 @ 106	623,875
2,165,000	LSB Industries, Inc.(a) (b)	B+	7.750%	08/01/2019	08/01/16 @ 104	2,327,375
						2,951,250
	Oil & Gas – 6.7%
1,108,000	Alta Mesa Holdings, LP / Alta Mesa Finance Services Corp.(a)	CCC+	9.625%	10/15/2018	10/15/14 @ 105	1,180,020
650,000	Bill Barrett Corp.(a)	B	7.625%	10/01/2019	10/01/15 @ 104	705,250
500,000	BreitBurn Energy Partners, LP / BreitBurn Finance Corp.(a)	B–	7.875%	04/15/2022	01/15/17 @ 104	543,750
575,000	Chesapeake Energy Corp.	BB–	4.875%	04/15/2022	04/15/17 @ 104	576,437
750,000	Clayton Williams Energy, Inc.(a)	B–	7.750%	04/01/2019	04/01/15 @ 104	802,500
625,000	Drill Rigs Holdings, Inc. (Marshall Islands)(a) (b)	B	6.500%	10/01/2017	10/01/15 @ 103	648,437
750,000	Energy XXI Gulf Coast, Inc.(a) (b)	B+	7.500%	12/15/2021	12/15/16 @ 106	796,875
750,000	Halcon Resources Corp.(a) (b)	CCC+	9.750%	07/15/2020	07/15/16 @ 105	804,375
2,476,000	Halcon Resources Corp.(a)	CCC+	8.875%	05/15/2021	11/15/16 @ 104	2,578,135
750,000	Lightstream Resources Ltd. (Canada)(a) (b)	B–	8.625%	02/01/2020	02/01/16 @ 104	769,688
125,000	Northern Blizzard Resources, Inc. (Canada)(a) (b)	B–	7.250%	02/01/2022	02/01/17 @ 105	128,594
950,000	Oasis Petroleum, Inc.(a) (b)	B+	6.875%	03/15/2022	09/15/17 @ 103	1,035,500

See notes to financial statements.

18 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2014

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Oil & Gas (continued)
750,000	PBF Holding Co., LLC / PBF Finance Corp.(a)	BB+	8.250%	02/15/2020	02/15/16 @ 104	$ 823,125
1,125,000	Plains Exploration & Production Co.(a)	BBB	6.750%	02/01/2022	02/01/17 @ 103	1,261,406
775,000	QEP Resources, Inc.(a)	BB+	6.875%	03/01/2021	N/A	860,250
870,000	Range Resources Corp.(a)	BB	5.000%	08/15/2022	02/15/17 @ 103	898,275
1,000,000	Samson Investment Co.(a) (b)	CCC+	10.750%	02/15/2020	02/15/16 @ 105	1,060,000
645,000	SandRidge Energy, Inc.(a)	B–	8.125%	10/15/2022	04/15/17 @ 104	701,438
750,000	Tesoro Corp.(a)	BB+	5.375%	10/01/2022	10/01/17 @ 103	781,875
750,000	W&T Offshore, Inc.(a)	B–	8.500%	06/15/2019	06/15/15 @ 104	813,750
						17,769,680
	Oil & Gas Services – 0.4%
350,000	Forbes Energy Services Ltd.(a)	B	9.000%	06/15/2019	06/15/15 @ 105	359,625
590,000	McDermott International, Inc. (Panama)(a) (b)	BB	8.000%	05/01/2021	05/01/17 @ 104	597,375
						957,000
	Packaging & Containers – 1.9%
4,890,000	Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II
	(Luxembourg)(a) (b)	CCC+	5.625%	12/15/2016	12/15/15 @ 100	5,006,137
	Pharmaceuticals – 0.7%
135,000	Catamaran Corp. (Canada)	BB+	4.750%	03/15/2021	N/A	136,350
375,000	JLL/Delta Dutch Newco BV (Netherlands)(a) (b)	CCC+	7.500%	02/01/2022	02/01/17 @ 106	385,781
1,125,000	Valeant Pharmaceuticals International(a) (b)	B	6.750%	08/15/2021	02/15/16 @ 103	1,212,188
						1,734,319
	Pipelines – 1.1%
800,000	Access Midstream Partners, LP / ACMP Finance Corp.(a)	BB	6.125%	07/15/2022	01/15/17 @ 103	869,000
750,000	Eagle Rock Energy Partners, LP / Eagle Rock Energy Finance Corp.(a)	B	8.375%	06/01/2019	06/01/15 @ 104	813,750
200,000	Genesis Energy, LP / Genesis Energy Finance Corp.(a)	B	5.750%	02/15/2021	02/15/17 @ 103	209,000
750,000	Regency Energy Partners, LP / Regency Energy Finance Corp.(a)	BB	5.750%	09/01/2020	06/01/20 @ 100	783,750
250,000	Tesoro Logistics, LP / Tesoro Logistics Finance Corp.(a)	BB–	5.875%	10/01/2020	10/01/16 @ 103	263,125
						2,938,625
	Real Estate – 0.2%
500,000	Kennedy-Wilson, Inc.(a)	BB–	8.750%	04/01/2019	04/01/15 @ 104	548,750
	Real Estate Investment Trusts – 0.3%
300,000	DuPont Fabros Technology, LP(a)	BB	5.875%	09/15/2021	09/15/16 @ 104	314,250
360,000	OMEGA Healthcare Investors, Inc.(a)	BBB–	5.875%	03/15/2024	03/15/17 @ 103	378,000
						692,250
	Retail – 0.4%
375,000	First Cash Financial Services, Inc.(a) (b)	BB–	6.750%	04/01/2021	04/01/17 @ 105	389,531
475,000	Guitar Center, Inc.(b)	CCC	9.625%	04/15/2020	04/15/17 @ 107	445,313
375,000	Toys "R" US, Inc.(a) (b)	B	7.375%	09/01/2016	09/01/14 @ 102	346,875
						1,181,719
	Software – 3.0%
625,000	Activision Blizzard, Inc.(a) (b)	BB+	6.125%	09/15/2023	09/15/18 @ 103	681,250
3,928,000	First Data Corp.(a)	B–	12.625%	01/15/2021	01/15/16 @ 113	4,733,240
375,000	First Data Corp.	CCC+	11.750%	08/15/2021	05/15/16 @ 109	401,250
2,202,000	First Data Holdings, Inc.(a) (b) (j)	NR	14.500%	09/24/2019	12/02/14 @ 104	2,133,187
						7,948,927

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2014

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Telecommunications – 2.0%
825,000	EarthLink Holdings Corp.(a)	B+	7.375%	06/01/2020	06/01/16 @ 106	$ 864,187
1,875,000	Sprint Communications, Inc.(a) (b)	BB+	9.000%	11/15/2018	N/A	2,289,844
350,000	Telesat Canada / Telesat, LLC (Canada)(a) (b)	B	6.000%	05/15/2017	05/15/15 @ 102	362,031
725,000	T-Mobile US, Inc.(a)	BB	6.633%	04/28/2021	04/28/17 @ 103	785,719
1,000,000	Windstream Corp.(a)	B	7.500%	06/01/2022	06/01/17 @ 104	1,072,500
						5,374,281
	Transportation – 0.9%
275,000	Eletson Holdings (Liberia) (a) (b)	B	9.625%	01/15/2022	01/15/18 @ 105	294,250
120,000	Gulfmark Offshore, Inc.(a)	BB–	6.375%	03/15/2022	03/15/17 @ 103	125,100
435,000	Navios Maritime Acquisition Corp. / Navios Acquisition Finance US, Inc.
	(Marshall Islands)(a) (b)	B	8.125%	11/15/2021	11/15/16 @ 106	455,663
375,000	Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.
	(Marshall Islands)(a)	B+	8.125%	02/15/2019	02/15/15 @ 104	382,500
750,000	Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.
	(Marshall Islands)(a) (b)	BB–	7.375%	01/15/2022	01/15/17 @ 106	759,375
300,000	Navios South American Logistics, Inc. / Navios Logistics Finance US, Inc.
	(Marshall Islands)(b)	B+	7.250%	05/01/2022	05/01/17 @ 105	301,500
						2,318,388
	Total Corporate Bonds – 42.7%
	(Cost $110,284,605)					113,072,247
	Term Loans – 0.5%(k)
543,692	Caraustar Industries, Inc.	B+	7.500%	05/01/2019	N/A	552,357
750,000	Sprint Industrial Holdings LLC	CCC+	11.250%	05/14/2019	N/A	757,500
	(Cost $1,276,033)					1,309,857
Number
of Shares	Description	Rating*	Coupon	Maturity		Value
	Convertible Preferred Stocks – 4.8%
	Aerospace & Defense – 0.2%
8,542	United Technologies Corp.(a)	BBB+	7.500%	08/01/2015		$ 564,968
	Electric – 0.1%
7,100	NextEra Energy, Inc.(a)	NR	5.799%	09/01/2016		402,854
	Hand & Machine Tools – 0.7%
10,975	Stanley Black & Decker, Inc.(a)	Baa3	4.750%	11/17/2015		1,426,311
3,421	Stanley Black & Decker, Inc.(a)	BBB+	6.250%	11/17/2016		382,570
						1,808,881
	Insurance – 1.2%
100,477	MetLife, Inc.(a)	BBB–	5.000%	10/08/2014		3,059,525
	Oil & Gas – 2.1%
4,629	Chesapeake Energy Corp.(a) (b) (l)	B–	5.750%	–		5,566,373
	Real Estate Investment Trusts – 0.5%
14,027	Alexandria Real Estate Equities, Inc., Series D(a) (l)	NR	7.000%	–		391,353
19,218	Weyerhaeuser Co., Series A(a) (l)	NR	6.375%	–		1,076,016
						1,467,369
	Total Convertible Preferred Stocks – 4.8%
	(Cost $12,249,046)					12,869,970

See notes to financial statements.

20 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2014

Number
of Shares	Description	Value
	Common Stocks – 13.3%
	Aerospace & Defense – 0.6%
139,958	IHI Corp. (Japan)	$ 557,640
6,860	Lockheed Martin Corp. (m)	1,126,000
		1,683,640
	Auto Manufacturers – 0.7%
50,637	General Motors Co.(a)	1,745,964
	Banks – 1.2%
34,500	Citigroup, Inc.	1,652,895
27,600	JPMorgan Chase & Co. (m)	1,545,048
		3,197,943
	Beverages – 0.4%
11,000	PepsiCo, Inc.	944,790
	Electric – 0.3%
13,700	Consolidated Edison, Inc.	795,011
	Internet – 1.0%
75,027	Yahoo!, Inc.(a) (m) (n)	2,697,221
	Oil & Gas – 1.6%
6,900	ConocoPhillips	513,944
27,500	Diamond Offshore Drilling, Inc.(m)	1,501,775
16,500	Occidental Petroleum Corp.(a)	1,579,875
34,700	Par Petroleum Corp.(a) (n)	648,890
		4,244,484
	Oil & Gas Services – 0.7%
47,106	Hornbeck Offshore Services, Inc.(a) (n)	1,951,601
	Pharmaceuticals – 1.5%
43,900	Bristol-Myers Squibb Co.(m)	2,198,951
6,000	Roche Holding AG (Switzerland)	1,758,192
		3,957,143
	Real Estate Investment Trusts – 0.7%
109,792	NorthStar Realty Finance Corp.	1,758,868
	Retail – 1.1%
33,000	Lululemon Athletica, Inc.(m) (n)	1,515,690
15,700	Tiffany & Co.(m)	1,373,593
		2,889,283
	Semiconductors – 1.2%
41,200	Texas Instruments, Inc.(m)	1,890,668
27,400	Xilinx, Inc.	1,290,181
		3,180,849
	Telecommunications – 2.3%
68,600	Cisco Systems, Inc.(m)	1,585,346
33,900	Ixia(a) (n)	421,038
41,100	T-Mobile US, Inc.(m) (n)	1,203,819
20,600	Verizon Communications, Inc.	962,638
49,476	Vodafone Group PLC, ADR (United Kingdom)(a)	1,878,109
		6,050,950
	Total Common Stocks – 13.3%
	(Cost $36,336,353)	35,097,747
	Total Long-Term Investments – 160.7%
	(Cost $421,838,319)	425,500,118

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2014

Contracts
(100 shares		Expiration	Exercise
per contract)	Options Purchased – 0.2%(n)	Date	Price	Value
	Call Options Purchased – 0.0%***
137	Ctrip.com International Ltd.	June 2014	$ 60.00	$ 13,357
1,371	SPDR S&P 500 ETF Trust	June 2014	199.00	21,936
	(Cost $39,258)			35,293
	Put Options Purchased – 0.2%
83	Herbalife Ltd.	May 2014	50.00	747
1,651	PowerShares QQQ Trust Series 1	May 2014	83.00	34,671
2,401	PowerShares QQQ Trust Series 1	May 2014	84.00	79,233
1,646	PowerShares QQQ Trust Series 1	May 2014	86.00	75,716
687	SPDR S&P 500 ETF Trust	May 2014	183.00	34,350
1,371	SPDR S&P 500 ETF Trust	June 2014	182.00	238,554
	(Cost $1,087,393)			463,271
	Total Options Purchased- 0.2%
	(Cost $1,126,651)			498,564
Number
of Shares	Description			Value
	Money Market – 2.9%
7,705,478	Goldman Sachs Financial Prime Obligations – Adminstration Shares Class(o)			7,705,478
	(Cost $7,705,478)
	Total Investments – 163.8%
	(Cost $430,670,448)			433,704,160
	Other Assets in excess of Liabilities – 0.7%			1,981,904
	Total Value of Options Written – (0.3%) (Premiums received $859,117)			(907,094)
	Reverse Repurchase Agreements – (26.4% of Net Assets or 16.1% of Total Investments)			(70,000,000)
	Margin Loan – (37.8% of Net Assets or 23.1% of Total Investments)			(100,000,000)
	Net Assets – 100.0%			$ 264,778,970

ADR – American Depositary Receipt
AG – Stock Corporation
BV – Limited Liability Company
CHF – Swiss Francs
CNY – Chinese Yuan
EUR – Euro
GBP – British Pound
GmbH – Limited Liability
HKD – Hong Kong Dollars
JPY – Japanese Yen
LLC – Limited Liability Company
LP – Limited Partnership
N/A – Not Applicable
NV – Publicly Traded Company
OYJ – Public Traded Company
PLC – Public Limited Company
PJSC – Private Joint Stock Company
Pty – Proprietary

See notes to financial statements.

22 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2014

SA – Corporation
S&P – Standard & Poor's
SpA – Limited Share Company
SE – Stock Corporation
*
Ratings shown are per Standard & Poor's Rating Group, Moody's Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard &Poor's Rating Group, the rating by Moody's Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor's Rating Group and Moody's Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call provision. There may be other call provisions at varying prices at later dates. All optional call provisions are unaudited.
***	Less than 0.1%
All percentages shown in the Portfolio of Investments are based on Net Assets, unless otherwise noted.
~	The principal amount is denominated in U.S. Dollars, unless otherwise noted.
(a)
All or a portion of these securities have been physically segregated in connection with borrowings and reverse repurchase agreements. As of April 30, 2014, the total amount segregated was $287,303,435.

(b)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutionalbuyers. At April 30, 2014 these securities amounted to $138,691,779, which represents 52.4% of net assets.

(c)	Non-income producing as security is in default.
(d)	Illiquid security.
(e)
Security is valued in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is$41,180 which represents less than 0.02% of net assets.

(f)	Zero coupon bond.
(g)	Security is a "step coupon" bond where the coupon increases or decreases at a predetermined date. The rate shown reflects the rate in effect at the end of the reporting period.
(h)	Security becomes an accreting bond after December 15, 2016 with a 2.00% principal accretion rate.
(i)
The issuer of this security may elect on May 1 or November 1 of each year to pay the 11.000% coupon entirely in cash, or accrue interest at a rate of 13.000% per annum and make interestpayments as follows: (1) 7.5% in cash and (2) 5.5% payment-in-kind shares issued out of the restructuring. During the quarter, the issuer has elected to pay the 11.000% coupon entirely in cash.

(j)	Security is a pay-in-kind bond.
(k)
Term loans held by the Fund have a variable interest rate feature which is periodically adjusted based on an underlying interest rate benchmark. The rate presented is as of period end. Inaddition, term loans may include mandatory and/or optional prepayment terms. As a result, the actual maturity dates of the loan may be different than the amounts disclosed in the portfolio of investments. Term loans may be considered restricted in that the Fund may be contractually obligated to secure approval from the Agent Bank and/or Borrower prior to the sale or disposition of loan.

(l)	Security is perpetual and, thus does not have a predetermined maturity date. The coupon rate shown is in effect as of April 30, 2014.
(m)	All or a portion of this security is segregated as collateral (or a potential collateral for future transactions) for written options.
(n)	Non-income producing security.
(o)	All or a portion of these securities have been physically set aside as collateral for forward exchange currency contracts. As of April 30, 2014, the total amount segregated was $7,705,478.

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2014

Contracts
(100 shares		Expiration	Exercise
per contract)	Options Written (a)	Month	Price	Value

	Call Options Written
439	Bristol-Myers Squibb Co.	December 2014	$55.00	$ (77,703)
686	Cisco Systems, Inc.	January 2015	25.00	(52,822)
137	Ctrip.com International Ltd.	June 2014	70.00	(4,452)
275	Diamond Offshore Drilling, Inc.	December 2014	57.50	(69,025)
137	Herbalife Ltd.	January 2015	70.00	(108,230)
276	JPMorgan Chase & Co.	September 2014	60.00	(25,392)
69	Lockheed Martin Corp.	December 2014	175.00	(28,773)
330	Lululemon Athletica, Inc.	December 2014	57.50	(59,235)
1,371	SPDR S&P 500 ETF Trust	June 2014	194.00	(115,164)
412	Texas Instruments, Inc.	January 2015	50.00	(53,972)
157	Tiffany & Co.	January 2015	97.50	(50,633)
411	T-Mobile US, Inc.	November 2014	36.00	(39,456)
495	Yahoo!, Inc.	October 2014	40.00	(102,960)
	(Premiums Received $718,196)			(787,817)
	Put Options Written
1,371	SPDR S&P 500 ETF Trust	June 2014	176.00	(119,277)
	(Premiums Received $140,921)
	Total Value of Call Options Written
	(Premiums Received $859,117)			$ (907,094)

(a)	Non-income producing security.

See notes to financial statements.

24 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	April 30, 2014

Assets
Investments in securities, at value (cost $430,670,448)	$ 433,704,160
Securities sold receivable	20,008,889
Interest receivable	3,739,660
Cash and cash equivalents	600,232
Unrealized appreciation on forward exchange currency contracts	103,722
Dividends receivable	87,583
Tax claim receivable	9,464
Total assets	458,253,710
Liabilities
Margin loan	100,000,000
Reverse repurchase agreements	70,000,000
Payable for securities purchased	21,871,691
Options written, at value (premiums received of $859,117)	907,094
Investment management fee payable	214,519
Investment advisory fee payable	143,013
Unrealized depreciation on forward exchange currency contracts	60,476
Administration fee payable	8,346
Interest due on borrowings	8,002
Trustees fees payable	2,352
Accrued expenses and other liabilities	259,247
Total liabilities	193,474,740
Net Assets	$ 264,778,970
Composition of Net Assets
Common Stock, $0.001 par value per share; unlimited number of shares authorized,
32,240,720 shares issued and outstanding	$ $32,241
Additional paid-in capital	544,300,933
Net unrealized appreciation on investments, written options, unfunded commitments
and foreign currency translations	3,031,670
Accumulated net realized loss on investments, written options, swaps,
futures contracts, unfunded commitments and foreign currency transactions	(277,128,344)
Distributions in excess of net investment income	(5,457,530)
Net Assets	$ 264,778,970
Net Asset Value (based on 32,240,720 shares outstanding)	$ 8.21

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 25

STATEMENT OF OPERATIONS For the six months ended April 30, 2014 (Unaudited)	April 30, 2014

Investment Income
Interest	$ 6,567,348
Dividends (net of foreign withholding taxes of $0)	2,217,309
Total income		$ 8,784,657
Expenses
Interest expense	1,440,500
Investment management fee	1,305,363
Investment advisory fee	870,242
Professional fees	103,287
Trustees' fees and expenses	77,189
Fund accounting	71,610
Administration fee	50,950
Insurance	31,092
Printing	25,193
Custodian	20,534
NYSE listing fee	14,118
Transfer agent	11,319
Miscellaneous	3,788
Total expenses		4,025,185
Net investment income		4,759,472
Realized and Unrealized Gain on Investments, Options and Foreign Currency Transactions
Net realized gain (loss) on:
Investments		20,919,411
Written options		(661,379)
Foreign currency transactions		(1,043,332)
Change in net unrealized appreciation (depreciation) on:
Investments		(14,420,424)
Written options		286,166
Foreign currency translations		462,835
Net Realized and Unrealized Gain on Investments, Written Options and Foreign Currency Transactions		5,543,277
Net Increase in Net Assets Resulting from Operations		$ 10,302,749

See notes to financial statements.

26 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	April 30, 2014

	For the
	Six Months Ended	For the
	April 30, 2014	Year Ended
	(Unaudited)	October 31, 2013
Change in Net Assets from Operations
Net investment income	$ 4,759,472	$ 8,688,673
Net realized gain on investments, written options
and foreign currency transactions	19,214,700	25,501,415
Net change in unrealized appreciation (depreciation) on investments,
written options and foreign currency translations	(13,671,423)	14,641,792

Distributions to Preferred Shareholders from:
Net investment income	–	(286,317)
Net increase in net assets applicable to common shareholders
resulting from operations	10,302,749	48,545,563

Distributions to Common Shareholders:
From and in excess of net investment income	(9,091,883)	(18,183,766)

Capital Share Transactions:
Net increase resulting from tender and repurchase of Auction Market
Preferred Shares (Note 7)	–	1,694,000
Total increase in net assets applicable to common shareholders	1,210,866	32,055,797

Net Assets
Beginning of period	263,568,104	231,512,307

End of period (including distributions in excess of net investment
income of ($5,457,530) and ($1,125,119), respectively)	$ 264,778,970	$ 263,568,104

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 27

STATEMENT OF CASH FLOWS For the six months ended April 30, 2014 (Unaudited)	April 30, 2014

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$ 10,302,749
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized depreciation on investments	14,420,424
Net change in unrealized appreciation on written options	(286,166)
Net change in unrealized appreciation on foreign currency translations	(462,835)
Net realized gain on investments	(20,919,411)
Purchase of long-term investments	(492,079,254)
Proceeds from sale of long-term investments	485,056,173
Net proceeds (purchases) from sale of short-term investments	9,156,631
Net amortization/accretion of premium/discount	33,135
Net decrease in premiums received on written options	(290,257)
Increase in securities sold receivable	(10,395,902)
Increase in interest receivable	(461,823)
Increase in dividends receivable	(29,965)
Increase in tax reclaims receivable	(185)
Decrease in other assets	31,091
Increase in payable for securities purchased	14,495,976
Decrease in investment management fee payable	(5,410)
Decrease in investment advisory fee payable	(3,607)
Decrease in administrative fee payable	(221)
Decrease in accrued expenses and other liabilities	(5,746)
Net Cash Provided by Operating and Investing Activities	8,555,397
Cash Flows From Financing Activities:
Dividends paid to common shareholders	(9,091,883)
Net Cash Used by Financing Activities	(9,091,883)
Net decrease in cash	(536,486)
Cash at Beginning of Period	1,136,718
Cash at End of Period	$ 600,232
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$ 1,440,500

See notes to financial statements.

28 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	April 30, 2014

	For the Six
Per share operating performance	months ended		For the		For the		For the	For the	For the
for a share of common stock outstanding	April 30, 2014		Year ended		Year ended		Year ended	Year ended	Year ended
throughout the period	(Unaudited)		October 31, 2013		October 31, 2012		October 31, 2011	October 31, 2010	October 31, 2009
Net asset value, beginning of period	$8.18		$7.18		$7.40		$9.25	$8.37	$6.81
Income from investment operations
Net investment income (a)	0.15		0.27		0.40		0.44	0.55	0.58
Net realized and unrealized gain (loss) on investments, options, swaps, futures contracts, unfunded commitments and foreign currency transactions	0.16		1.25		0.08		(1.41)	1.21	1.90
Distributions to preferred shareholders from net investment income (common share equivalent basis)	–		(0.01)		(0.08)		(0.08)	(0.08)	(0.09)
Total from investment operations	0.31		1.51		0.40		(1.05)	1.68	2.39
Distributions to common shareholders
From and in excess of net investment income	(0.28)		(0.56)		(0.36)		(0.35)	(0.80)	(0.54)
Return of capital	–		–		(0.26)		(0.45)	–	(0.29)
Total dividends and distributions to common shareholders	(0.28)		(0.56)		(0.62)		(0.80)	(0.80)	(0.83)
Increase resulting from tender and repurchase of Auction Market Preferred Shares (Note 7)	–		0.05		–		–	–	–
Net asset value, end of period	$8.21		$8.18		$7.18		$7.40	$9.25	$8.37
Market value, end of period	$7.37		$7.15		$6.66		$6.87	$9.36	$7.33
Total investment return (b)
Net asset value	3.80%		22.50	%(h)	5.80%		-12.43%	20.87%	38.26%
Market value	7.05%		16.35%		6.42%		-19.43%	39.98%	39.85%
Ratios and supplemental data
Net assets, applicable to Common Shareholders, end of period (thousands)	$264,779		$263,568		$231,512		$238,685	$297,056	$266,589
Preferred shares, at redemption value ($25,000 per share liquidation preference) (thousands)	N/A		N/A		$170,000		$170,000	$170,000	$170,000
Preferred shares asset coverage per share (c)	N/A		N/A		$59,046		$60,101	$68,685	$64,204
Ratios to Average Net Assets applicable to Common Shares:
Operating Expense	1.94	%(f)	2.07	%(e)	2.35	%(e)	1.99%	1.99%	2.34%
Interest Expense (g)	1.08	%(f)	1.02%		N/A		N/A	N/A	N/A
Total Expense	3.02	%(f)	3.09	%(e)	2.35	%(e)	1.99%	1.99%	2.34%
Net Investment Income, prior to effect of dividends to preferred shares, including interest expense	3.57	%(f)	3.48%		5.54%		4.92%	6.19%	8.29%
Net Investment Income, after effect of dividends to preferred shares, including interest expense	3.57	%(f)	3.37%		4.46%		4.04%	5.27%	7.02%
Portfolio turnover rate	115%		239%		219%		125%	125%	166%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$170,000		$170,000		N/A		N/A	N/A	N/A
Asset Coverage per $1,000 of indebtedness(d)	$2,558		$2,550		N/A		N/A	N/A	N/A

(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Calculated by subtracting the Fund's total liabilities from the Fund's total net assets and dividing by the total number of preferred shares outstanding.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.
(e) (f)
The expense ratio does not reflect fees and expenses incurred by the Fund as a result of its investment in shares of business development companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.05% for the six months ended April 30, 2014, and 0.02% and 0.09% for the years ended October 31, 2013 and 2012, respectively.
Annualized.

(g)	Interest expense ratio relates to interest associated with borrowings and reverse repurchase agreements.
(h)
Included in the total investment return at net asset value is the impact of the tender and repurchase by the Fund of a portion of its AMPS at 99% of the AMP’ per share liquidation preference. Had this transaction not occurred, the total return at net asset value would have been lower by 0.74%.

N/A -Not Applicable

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 29

NOTES TO FINANCIAL STATEMENTS (Unaudited)	April 30, 2014

Note 1 – Organization:
Advent Claymore Convertible Securities and Income Fund II (the “Fund”) was organized as a Delaware statutory trust on February 26, 2007. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide total return, through a combination of capital appreciation and current income. The Fund pursues its investment objective by investing 80% of its assets in a diversified portfolio of convertible securities and non-convertible income-producing securities.

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments
Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange or other over-the-counter market and for which there are no transactions on a given day are valued at the mean of the closing bid and ask prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange-traded funds and listed closed-end funds are valued at the last sale price or official closing price on the exchange where the security is principally traded. Swaps are valued daily by independent pricing services or dealers using the mid price. Forward exchange currency contracts are valued daily at current exchange rates. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and ask prices on the primary exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund values money market funds at net asset value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees (“Trustees”). A valuation committee consisting of representatives from investment management, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Board of Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) fair value. Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:

Level 1 – quoted prices in active markets for identical securities

Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)

Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial

30 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2014

instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.

Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Transfers between levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of April 30, 2014:

Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
(value in $000s)
Assets:
Convertible Bonds	$ –	$ 261,061	$ 41	$ 261,102
Corporate Bonds	–	114,904	–	114,904
Term Loans	–	1,310	–	1,310
Convertible Preferred
Stocks	13,086	–	–	13,086
Common Stocks	35,098	–	–	35,098
Call Options Purchased	35	–	–	35
Put Options Purchased	463	–	–	463
Money Market Fund	7,706	–	–	7,706
Forward Exchange
Currency Contracts	–	104	–	104
Total	$ 56,388	$ 377,379	$ 41	$ 433,808
Liabilities:
Call Options Written	$ 788	–	–	$ 788
Put Options Written	119	–	–	119
Forward Exchange
Currency Contracts	–	60	–	60
Total	$ 907	$ 60	$ –	$ 967

If not referenced in the table, please refer to the Portfolio of Investments for a breakdown of investment type by industry category.

There were no transfers between levels during the period ended April 30, 2014

The following table presents the activity of the Fund’s investment measured at fair value using significant unobservable inputs (Level 3 valuation) for the six months ended April 30, 2014.

Level 3 Holdings	Corporate Bonds
Beginning Balance at 10/31/13	$ 41
Net Realized Gain/Loss	–
Change in Unrealized Gain/Loss	–
Purchases	–
Sales	–
Transfers In	–
Transfers Out	–
Ending Balance at 4/30/14	$ 41

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2014

The following table summarizes valuation techniques and inputs used in determining the fair value of holdings categorized as Level 3 at April 30, 2014:

Investments,	Value as of	Valuation	Unobservable
at Value	April 30, 2014	Technique	Inputs
Convertible Bond	$41,180	Last Available	Discount on Last
		Transaction	Transaction Price

A significant change in unobservable inputs would have the following impact to Level 3 valuations:

	Impact to Value	Impact to Value
Unobservable Input	if Input Increases	if Input Decreases
Discount on Last
Transaction Price	Increases	Decreases

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Cash and Cash Equivalents
The Fund considers all demand deposits to be cash equivalents. Cash and cash equivalents are held at the Bank of New York Mellon.

(d) Restricted Cash
A portion of cash on hand is pledged with a broker for current or potential holdings, which includes options, swaps, forward exchange currency contracts and securities purchased on a when issued or delayed delivery basis.

At April 30, 2014, there was no restricted cash outstanding.

(e) Convertible Securities
The Fund invests in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.

(f) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translations in the Fund’s Statement of Operations.

(g) Covered Call and Put Options
The Fund will pursue its objective by employing an option strategy of writing (selling) covered call options or put options on up to 25% of the securities held in the portfolio of the Fund. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to shareholders.

When an option is written, the premium received is recorded as an asset with an equal liability and the liability is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written, at value, in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(h) Forward Exchange Currency Contracts
The Fund entered into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Forward exchange currency contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gain and losses are recorded, and included on the Statement of Operations.

Forward exchange currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

32 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2014

(i) Term Loans
Term loans in which the Fund typically invests are not listed on a securities exchange or board of trade. Term loans are typically bought and sold by institutional investors in individually negotiated transactions. The term loan market generally has fewer trades and less liquidity than the secondary market for other types of securities. Due to the nature of the term loan market, the actual settlement date may not be certain at the time of purchase or sale. Interest income on term loans is not accrued until settlement date. Typically, term loans are valued by independent pricing services using broker quotes.

(j) Risks and Other Considerations
In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks. Please see guggenheiminvestments.com/agc for a detailed discussion of the Fund’s risks and other considerations.

Concentration of Risk. It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

Credit Risk. Credit risk is the risk that one or more income securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in income securities involve credit risk. However, in general, lower rated, lower grade and non-investment grade securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Interest Rate Risk. Convertible and nonconvertible income-producing securities, including preferred stock and debt securities (collectively, “income securities”), are subject to certain interest rate risks. If interest rates go up, the value of income securities in the Fund’s portfolio generally will decline. These risks may be greater in the current market environment because interest rates are near historically low levels. During periods of rising interest rates, the average life of certain types of income securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity.

An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Lower Grade Securities Risk. Investing in lower grade and non-investment grade securities involves additional risks. Securities of below investment grade quality are commonly referred to as “junk bonds” or “high yield securities.” Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2014

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; certain national policies which may restrict the Fund’s investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.

Financial Leverage Risk. Certain risks are associated with the leveraging of common stock, including the risk that both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

Counterparty Risk. The Fund is subject to counterparty credit risk, which is the risk that the counterparty fails to perform on agreements with the Fund such as swap and option contracts and reverse repurchase agreements.

(k) Reverse Repurchase Agreements
In a reverse repurchase agreement, the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. Reverse repurchase agreements are valued based on the amount of cash received plus accrued interest, which represents fair value. Reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. The Fund monitors collateral market value for the reverse repurchase agreement, including accrued interest, throughout the life of the agreement, and when necessary, delivers or receives cash or securities in order to manage credit exposure and liquidity. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited.

(l) Distributions to Shareholders
The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Note 3 – Investment Management and Advisory Agreements and other agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Investment Adviser”) and the Fund, the Investment Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of Advent Capital Management, LLC (the “Investment Manager”), provides personnel and compensates the Trustees and Officers of the Fund who are its affiliates. As compensation for these services, the Fund pays the Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.40% of the average Managed Assets during such month. Managed Assets means the total of assets of the Fund (including any assets attributable to borrowings in the use of financial leverage, if any) minus the sum of accrued liabilities (other than debt representing financial leverage, if any).

Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund pays the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.60% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and investment research.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Adviser, provides fund administration services to the Fund. As compensation for these services RFS received a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Certain Officers and Trustees of the Fund are also Officers and Directors of the Adviser or Investment Manager. The Fund does not compensate its Officers or Trustees who are Officers of the aforementioned firms.

Note 4 – Federal Income Taxes:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.

At April 30, 2014, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding written options, unfunded loan commitments, forward exchange currency contracts and foreign currency translations are as follows:

Net Tax
			Net Tax	Unrealized
Cost of			Unrealized	Depreciation
Investments	Gross Tax	Gross Tax	Appreciation	on Derivatives
for Tax	Unrealized	Unrealized	on	and Foreign
Purposes	Appreciation	Depreciation	Investments	Currency
$432,178,869	$16,837,914	$(15,312,623)	$1,525,291	$(2,041)

The differences between book basis and tax basis unrealized appreciation/(depreciation) are primarily attributable to the tax deferral of

34 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2014

losses on wash sales and additional income accrued for tax purposes on certain convertible securities.

As of October 31, 2013 (the most recent fiscal year end for federal income tax purposes), the components of accumulated earnings/(loss) (excluding paid-in-capital) on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$ –	$(294,803,552)

The differences between book and tax basis undistributed long-term gains/(accumulated capital loss) are attributable to tax deferral of losses on wash sales and straddles.

At October 31, 2013 (the most recent fiscal year end for federal income tax purposes), for federal income tax purposes, the Fund had a capital loss carryforward of $294,803,552 available to offset possible future capital gains. The capital loss carryforward is set to expire as follows: $137,071,454 expires on October 31, 2016, $155,338,152 expires on October 31, 2017, and $2,393,946 expires on October 31, 2019. For the year ended October 31, 2013, the Fund utilized $26,097,449 of capital losses. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010; therefore, under circumstances, capital loss carryforwards available as of the report date may expire unused.

For the year ended October 31, 2013, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, of $18,470,083, was ordinary income.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:
For the six months ended April 30, 2014, purchases and sales of investments, other than short-term securities, were $492,079,254 and $485,056,173, respectively.

Note 6 – Derivatives:

(a) Covered Call and Put Options
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

The Fund will follow a strategy of writing covered call options, which is a strategy designed to produce income from option premiums and offset a portion of a market decline in the underlying security. This strategy will be the Fund’s principal investment strategy in seeking to pursue its primary investment objective. The Fund will only “sell” or “write” options on securities held in the Fund’s portfolio. It may not sell “naked” call options, i.e., options on securities that are not held by the Fund or on more shares of a security than are held in the Fund’s portfolio. The Fund will consider a call option written with respect to a security underlying a convertible security to be covered so long as (i) the convertible security, pursuant to its terms, grants to the holders of such security the right to convert the convertible security into the underlying security and (ii) the convertible security, upon conversion, will convert into enough shares of the underlying security to cover the call option written by the Fund.

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Fund entered into written option contracts for the six months ended April 30, 2014.

Details of the transactions were as follows:

Number of Contracts		Premiums Received
Options outstanding, beginning of year	4,262	$ 1,149,374
Options written during the period	14,756	2,218,782
Options expired during the period	–	–
Options closed during the period	(12,452)	(2,509,039)
Options assigned during the period	–	–
Options outstanding, end of period	6,566	$ 859,117

(b) Forward Exchange Currency Contracts
A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 35

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2014

or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Risk may arise from the potential inability of a Counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

At April 30, 2014, the following forward exchange currency contracts were outstanding:

						Net Unrealized
					Value at	Appreciation/
Contracts to Sell		Counterparty	Settlement Date	Settlement Value	4/30/14	Depreciation
CHF	1,690,000
for USD	1,932,102	The Bank of New York Mellon	6/19/2014	$1,932,102	$1,920,244	$11,858
CHF	1,671,000
for USD	1,902,188	The Bank of New York Mellon	6/19/2014	1,902,188	1,898,655	3,533
EUR	10,540,000
for USD	14,640,745	The Bank of New York Mellon	6/19/2014	14,640,745	14,612,458	28,287
EUR	168,000
for USD	231,491	The Bank of New York Mellon	6/19/2014	231,491	232,912	(1,421)
EUR	500,000
for USD	690,651	The Bank of New York Mellon	6/19/2014	690,651	693,191	(2,540)
EUR	247,000
for USD	341,801	The Bank of New York Mellon	6/19/2014	341,801	342,436	(635)
EUR	912,000
for USD	1,259,260	The Bank of New York Mellon	6/19/2014	1,259,260	1,264,379	(5,119)
EUR	8,542,000
for USD	11,865,393	The Bank of New York Mellon	6/19/2014	11,865,393	11,842,468	22,925
GBP	844,000
for USD	1,400,914	The Bank of New York Mellon	6/19/2014	1,400,914	1,424,580	(23,666)
GBP	202,000
for USD	335,290	The Bank of New York Mellon	6/19/2014	335,290	340,954	(5,664)
JPY	363,000,000
for USD	3,568,462	The Bank of New York Mellon	6/19/2014	3,568,462	3,554,679	13,783
JPY	313,000,000
for USD	3,076,938	The Bank of New York Mellon	6/19/2014	3,076,938	3,065,054	11,884
SGD	3,458,000
for USD	2,733,186	The Bank of New York Mellon	6/19/2014	2,733,186	2,754,617	(21,431)
						$31,794
					Value at	Net Unrealized
Contracts to Buy		Counterparty	Settlement Date	Settlement Value	4/30/14	Appreciation
EUR	498,000
for USD	689,315	The Bank of New York Mellon	6/19/2014	$689,315	$690,418	$ 1,103
EUR	308,000
for USD	425,734	The Bank of New York Mellon	6/19/2014	425,734	427,005	1,271
EUR	470,000
for USD	648,737	The Bank of New York Mellon	6/19/2014	648,737	651,599	2,862
EUR	292,000
for USD	404,778	The Bank of New York Mellon	6/19/2014	404,778	404,823	45
GBP	202,000
for USD	335,646	The Bank of New York Mellon	6/19/2014	335,646	340,954	5,308
SGD	3,457,000
for USD	2,752,958	The Bank of New York Mellon	6/19/2014	2,752,958	2,753,821	863
						11,452
		Total unrealized appreciation for forward exchange currency contracts				$43,246

36 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2014

(c) Summary of Derivatives Information
The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities as of April 30, 2014.

	Statement of Asset and Liability Presentation of Fair Values of Derivative Instruments:
	(amount in thousands)
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for	Statement of Assets		Statement of Assets
as hedging instruments	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Foreign exchange risk	Unrealized appreciation on forward		Unrealized depreciation on forward
	exchange currency contracts	$104	exchange currency contracts	$ 60
Equity risk	Investments in securities	499	Options Written	907
	(options purchased)
Total		$603		$967

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the six months ended April 30, 2014.

Effect of Derivative Instruments on the Statement of Operations:
(amount in thousands)
Amount of Realized (Loss) on Derivatives
Derivatives not
accounted for		Foreign
as hedging		Currency
instruments	Options	Transactions	Total
Equity risk	$(2,089)	$ –	$(2,089)
Foreign exchange risk	–	(708)	(708)
Total	$(2,089)	$(708)	$(2,797)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives not
accounted for		Foreign
as hedging		Currency
instruments	Options	Translations	Total
Equity risk	$(207)	$ –	$(207)
Foreign exchange risk	–	462	462
Total	$(207)	$462	$ 255

Derivative Volume
Forward Exchange Currency Contracts:
Average Settlement Value Purchased	$ 772,108
Average Settlement Value Sold	$ 1,501,624
Ending Settlement Value Purchased	$ 5,257,168
Ending Settlement Value Sold	$43,978,421

As of April 30, 2014, the Fund has a net liability position of $365,284 on derivative contracts and collateral posted is $28,083,558.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11, was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions to the extent they are subject to an enforceable master netting arrangement or similar agreement. This information will enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Fund's financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Fund adopted the disclosure requirement on netting for the current reporting period.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities across derivative types that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2014

The following table presents, by counterparty and contract type, the Fund's derivative asset and liabilities as of April 30, 2014.

			Gross Amounts	Net Amounts of	Gross Amounts Not Offset in
			Offset in	Assets Presented	the Statement of Assets & Liabilities
		Gross Amounts	the Statement	in the Statement
		of Recognized	of Assets &	of Assets &	Financial	Collateral	Net
Counterparty	Investment Type	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Bank of America Merrill Lynch	Reverse Repurchase	$70,000,000	–	$70,000,000	$70,000,000		–
Agreement

The table above does not include the additional collateral pledged to the counterparty for the reverse repurchase agreement. Total additional collateral pledged was $44,942,849.

Note 7 – Capital:

Common Shares
The Fund has an unlimited number of common shares, $0.001 par value, authorized and 32,240,720 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue shares during the six months ended April 30, 2014 or the year ended October 31, 2013.

Preferred Shares
On June 12, 2007, the Fund’s Trustees authorized the issuance of Preferred Shares, as part of the Fund’s leverage strategy. Preferred Shares issued by the Fund have seniority over the common shares.

On September 14, 2007, the Fund issued 3,400 shares of Preferred Shares (“Preferred Shares”) Series T7 and 3,400 shares of Preferred Shares Series W7, each with a liquidation value of $25,000 per share plus accrued dividends.

Dividends were accumulated daily at a rate set through an auction process and were paid monthly. Distributions of net realized capital gains, if any, were made annually. The broad auction-rate preferred securities market, including the Fund’s AMPS, experienced considerable disruption since mid-February 2008. The result was failed auctions on nearly all auction-rate preferred shares, including the Fund’s AMPS. A failed auction was not a default, nor did it require the redemption of the Fund’s AMPS.

Provisions in the AMPS offering documents established a maximum rate in the event of a failed auction. The AMPS reference rate was the LIBOR Rate for a dividend period of fewer than 365 days. The maximum rate, for auctions for which the Fund had not given notice that the auction will consist of net capital gains or other taxable income, was the higher of the reference rate times 125% or the reference rate plus 1.25%. Distributions of net realized gains, if any, were made annually.

For the period from November 1, 2012 to redemption date, the annualized dividend rates ranged from:

	High	Low
Series T7	1.44%	1.41%
Series W7	1.44%	0.14%

The Fund was subject to certain limitations and restrictions while Preferred Shares were outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption on Preferred Shares at their liquidation value.

Preferred Shares, which were entitled to one vote per share, generally vote with the common stock but voted separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

On November 9, 2012, the Fund commenced a tender for up to 100% of its outstanding AMPS. The Fund offered to purchase the AMPS at 99% of the liquidation preference of $25,000 (or $24,750 per share) plus any unpaid dividends accrued through the expiration of the offer.

On December 13, 2012, the Fund announced the expiration and results of the tender offer. The Fund accepted for payment 6,776 AMPS that were properly tendered and not withdrawn, which represented approximately 99.6% of its then outstanding AMPS.

			Number of
		Number of	AMPS Outstanding
Series	CUSIP	AMPS Tendered	after Tender Offer
T7	007639-206	3,390	10
W7	007639-305	3,386	14

On May 10, 2013, the Fund announced an at-par redemption of all of its remaining outstanding AMPS, liquidation preference $25,000 per share. The Fund redeemed its remaining $600,000 of outstanding AMPS. The redemption price was equal to the liquidation preference of $25,000 per share, plus accumulated but unpaid dividends as of the applicable redemption date as noted in the table below:

		Number of	Amount
Series	CUSIP	AMPS Redeemed	Redeemed	Redemption Date
T7	007639-206	10	$250,000	June 19, 2013
W7	007639-305	14	350,000	June 20, 2013

Note 8 – Borrowings:
On November 9, 2012 the Fund entered into a five year Margin Loan Agreement with an approved counterparty whereby the counterparty has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. The interest rate on the amount borrowed is 1.74%. On December 20, 2012, the Fund borrowed $100,000,000 under the Margin Loan Agreement and $100,000,000 was outstanding at period end. An unused commitment fee of 0.25% is charged on the difference between the $100,000,000 margin loan agreement and the amount

38 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2014

borrowed. If applicable, the unused commitment fee is included in Interest Expense on the Statement of Operations.

On December 20, 2012, the Fund entered into a three year fixed rate reverse repurchase agreement. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. On December 20, 2012, the Fund entered into a $70,000,000 reverse repurchase agreement with Bank of America Merrill Lynch which expires on December 20, 2015. The $70,000,000 was outstanding in connection with the reverse repurchase agreement at period end. The interest rate on the reverse repurchase agreement is 1.63%.

As of April 30, 2014, the Fund has collateral of $287,303,435 in connection with borrowings and reverse repurchase agreements.

The Fund’s use of leverage creates special risks that may adversely affect the total return of the Fund. The risks include but are not limited to: greater volatility of the Fund’s net asset value and market price; fluctuations in the interest rates on the leverage; and the possibility that increased costs associated with the leverage, which would be borne entirely by the holder’s of the Fund, may reduce the Fund’s total return. The Fund will pay interest expense on the leverage, thus reducing the Fund’s total return. This expense may be greater than the Fund’s return on the underlying investment.

The agreements governing the margin loan and reverse repurchase agreement include usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which the lender has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act.

Note 9 – Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Subsequent Events:
Subsequent to April 30, 2014, the Fund declared on May 1, 2014, a monthly distribution to common shareholders of $0.0470 per common share. The dividend is payable on May 30, 2014 to shareholders of record on May 15, 2014.

On June 2, 2014, the Fund declared a monthly distribution to common shareholders of $0.0470 per common share. The dividend is payable on June 30, 2014 to shareholders of record on June 13, 2014.

The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the events disclosed above.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 39

SUPPLEMENTAL INFORMATION (Unaudited)	April 30, 2014

Federal Income Tax Information
In January 2015, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2014.

Trustees
The Trustees of the Advent Claymore Convertible Securities and Income Fund II and their principal occupations during the past five years:

Number of
Name, Address, Year			Funds in
of Birth and	Term of Office*		Fund Complex**
Position(s) Held	and Length	Principal Occupations During the Past Five Years and	Overseen by	Other Directorships
with Registrant	of Time Served	Other Affiliations	Trustee	Held by Trustee
Independent Trustees:
Daniel L. Black+	Since 2007	Managing Partner, the Wicks Group of Cos., LLC (2003-present). Formerly,	3	Director, Bendon Publishing
Year of birth: 1960		Managing Director and Co-head of the Merchant Banking Group at BNY		International 2012-present).
Trustee		Capital Markets, a division of BNY Mellon (1998-2003).		Director of Antenna International,
Inc. (2010-present). Director of
Bonded Services, Ltd. (2011- pres-
ent). Director of Penn Forest
Education Group, Inc. (2007-2009).
Randall C. Barnes++	Since 2007	Private Investor (2001-present). Formerly, Senior Vice President and	86	None.
Year of birth: 1951		Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International
Trustee		(1991-1993) and Senior Vice President, Strategic Planning and New
Business Development of PepsiCo, Inc. (1987-1990).
Derek Medina+	Since 2007	Senior Vice President, Business Affairs at ABC News (2008-present),	3	Director of Young Scholar’s
Year of birth: 1966		Vice President, Business Affairs and News Planning at ABC News		Institute (2005-present); Director,
Trustee		(2003-2008). Formerly, Executive Director, Office of the President at		Oliver Scholars (2011-present).
ABC News (2000-2003). Former Associate at Cleary Gottlieb Steen &
Hamilton (law firm) (1995-1998). Former associate in Corporate
Finance at J.P. Morgan/ Morgan Guaranty (1988-1990).
Ronald A. Nyberg++	Since 2007	Partner of Nyberg & Cassioppi, LLC (2000-present). Formerly,	88	Director, Edward–Elmhurst
Year of birth: 1953		Executive Vice President, General Counsel and Corporate Secretary		Healthcare System (2012-present).
Trustee		of Van Kampen Investments (1982-1999).
Gerald L. Seizert, CFA, CIC+	Since 2007	Chief Executive Officer of Seizert Capital Partners, LLC, where he directs	3	Director, Beaumont Hospital
Year of birth: 1952		the equity disciplines of the firm and serves as a co-manager of the firm’s		(2012-present).
Trustee		hedge fund, Prosper Long Short (2000-present). Formerly, Co-Chief
Executive (1998-1999) and a Managing Partner and Chief Investment
Officer-Equities of Munder Capital Management, LLC (1995-1999). Former
Vice President and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995). Former Vice President and Portfolio Manager at
First of America Bank (1978-1984).
Michael A. Smart+	Since 2007	Managing Partner, Cordova, Smart and Williams, LLC (2003-present). Former,	3	Chairman, Board of Directors,
Year of birth: 1960		Principal Advisor, First Atlantic Capital Ltd. (2001-2004). Formerly, a Managing		Berkshire Blanket, Inc. (2006-
Trustee		Director in Investment Banking-The Private Equity Group (1995-2001) and a		present); President and Chairman,
		Vice President in Investment Banking-Corporate Finance (1992-1995) at		Board of Directors, Sqwincher
		Merrill Lynch & Co. Founding Partner of The Carpediem Group, a private		Holdings (2006-present); Board of
		placement firm (1991-1992). Former Associate at Dillon, Read and Co.		Directors, Sprint Industrial
		(investment bank) (1988-1990).		Holdings (2007-present); Vice
Chairman, Board of Directors,
National Association of Investment
Companies (“NAIC”) (2010-present).

40 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	April 30, 2014

Number of
Name, Address, Year			Funds in
of Birth and	Term of Office*		Fund Complex**
Position(s) Held	and Length	Principal Occupations During the Past Five Years and	Overseen by	Other Directorships
with Registrant	of Time Served	Other Affiliations	Trustee	Held by Trustee
Interested Trustee:
Tracy V. Maitland+†	Since 2007	President of Advent Capital Management, LLC, which he founded in	3	None.
Year of birth: 1960		June 2001. Prior to June 2001, President of Advent Capital Management,
Trustee, Chairman,		a division of Utendahl Capital.
President and Chief
Executive Officer

+ Address for all Trustees noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
++ Address for all Trustees noted: 227 W. Monroe Street, Chicago, IL 60606
Each Trustee generally serves a three-year term concurrent with the class of Trustees for which he serves:
- Messrs. Smart and Black, as Class II Trustees, are expected to stand for re-election at the Fund’s 2014 annual meeting of shareholders.
- Messrs. Maitland and Nyberg, as Class III Trustees, are expected to stand for re-election at the Fund’s 2015 annual meeting of shareholders.
- Messrs. Seizert, Medina and Barnes, as Class I Trustees, are expected to stand for re-election at the Fund’s 2016 annual meeting of shareholders.
** As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, LLC, and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.
† Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Manager.

Principal Officers
The Principal Officers of the Advent Claymore Convertible Securities and Income Fund II, who are not trustees, and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s)	Term of Office** and	Principal Occupations During the Past Five Years and
Held with Registrant	Length of Time Served	Other Affiliations
Officers
Robert White	Since 2007	Chief Financial Officer, Advent Capital Management, LLC (2005-present). Previously, Vice President, Client Service
Year of birth: 1965		Manager, Goldman Sachs Prime Brokerage (1997-2005).
Treasurer and
Chief Financial Officer
Edward C. Delk	Since 2012	General Counsel and Chief Compliance Officer, Advent Capital Management, LLC (2012-present). Formerly, Assistant
Year of birth: 1968		General Counsel and Chief Compliance Officer, Insight Secretary Venture Management, LLC (2009-2012). Associate
Secretary and		General Counsel, TIAA-CREF (2008-2009). Principal, Legal Department, The Vanguard Group, Inc. (2000-2008).
Chief Compliance Officer
Douglas Teresko	Since 2013	Managing Director and Co-Portfolio Manager, Advent Capital Management, LLC (2011-present). Formerly, Portfolio
Year of birth: 1971		Manager of Credit Suisse (2005-2011); Portfolio Manager of DKR Capital (2003-2005); Portfolio Manager, GDO Capital
Vice President and		(2001-2003); Portfolio Manager of Citadel Investment Group (1999-2001).
Assistant Secretary

* Address for all Officers: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 41

DIVIDEND REINVESTMENT PLAN (Unaudited)	April 30, 2014

Unless the registered owner of common shares elects to receive cash by contacting Computershare Shareowner Services LLC, (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services, LLC, P.O. Box 30170, College Station, TX 77842-3170; Attention Shareholder Services Department, Phone Number: (866)488-3559.

42 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

FUND INFORMATION	April 30, 2014

Board of Trustees	Officers	Investment Manager	Transfer Agent
Randall C. Barnes	Tracy V. Maitland	Advent Capital	Computershare Shareowner
	President and Chief	Management, LLC	Services, LLC
Daniel L. Black	Executive Officer	New York, New York	Jersey City, New Jersey

Tracy V. Maitland*	Robert White	Adviser	Legal Counsel
Chairman	Treasurer and Chief	Guggenheim Funds	Skadden, Arps, Slate,
	Financial Officer	Investment Advisors, LLC	Meagher & Flom LLP
Derek Medina		Chicago, Illinois	New York, New York
Edward C. Delk
Ronald A. Nyberg	Secretary and Chief	Administrator	Independent Registered Public
	Compliance Officer	Rydex Fund Services, LLC	Accounting Firm
Gerald L. Seizert		Rockville, Maryland	PricewaterhouseCoopers LLP
	Douglas Teresko		New York, New York
Michael A. Smart	Vice President and	Accounting Agent
	Assistant Secretary	and Custodian
* Trustee is an “interested		The Bank of
person” of the Fund as defined		New York Mellon
in the Investment Company Act		New York, New York
of 1940, as amended.

Portfolio Managers
The portfolio managers of the Fund are Tracy Maitland (Chief Investment Officer of Advent) and Paul Latronica (Managing Director of Advent).

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent Claymore Convertible Securities and Income Fund II?
• If your shares are held in a Brokerage Account, contact your Broker.

• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
  Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842-3170; (866)488-3559.

This report is sent to shareholders of Advent Claymore Convertible Securities and Income Fund II for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866)274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866)274-2227, by visiting Guggenheim Funds website at guggenheiminvestments.com or by accessing the Funds Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Funds website at guggenheiminvestments.com. The Funds Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time shares of its common stock in the open market or in private transactions.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 43

ABOUT THE FUND MANAGER

Advent Capital Management, LLC
Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy
Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. The Investment Manager seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that the Investment Manager believes have stable-to-improving fundamentals and attractive valuations.

Investment Process
Advent manages securities by using a strict four-step process:

1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;

2	Analyze the quality of issues to help manage downside risk;

3	Analyze fundamentals to identify catalysts for favorable performance; and

4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC	Guggenheim Funds Distributors, LLC
1271 Avenue of the Americas, 45th Floor	227 West Monroe Street
New York, New York 10020	Chicago, IL 60606
Member FINRA/SIPC
(06/14)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-AGC-SAR-0414

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable for a semi-annual reporting period.

(b)  There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form      N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Not applicable.

(a)(2)  Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)  Not applicable.

(b)       Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent Claymore Convertible Securities and Income Fund II

By:         /s/ Tracy V. Maitland

Name:   Tracy V. Maitland

Title:      President and Chief Executive Officer

Date:      July 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:         /s/ Tracy V. Maitland

Name:   Tracy V. Maitland

Title:      President and Chief Executive Officer

Date:      July 7, 2014

By:          /s/ Robert White

Name:     Robert White

Title:       Treasurer and Chief Financial Officer

Date:      July 7, 2014